UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Evoke Pharma, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

The annual meeting of stockholders of Evoke Pharma, Inc. will be held by means of remote communication via a live webcast accessible at www.proxydocs.com/EVOK on May 10, 2023 at 8:30 a.m., Pacific Time. The annual meeting will be held exclusively online and you must register in advance as described below.

The annual meeting is being held for the following purposes:

1.
To elect two directors for a three-year term to expire at the 2025 annual meeting of stockholders;
2.
To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.
To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;
4.
To consider and vote upon the approval of the amendment and restatement of our 2013 Equity Incentive Award Plan;
5.
To consider and vote upon the approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan;
6.
To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000;
7.
To consider and vote upon the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law; and
8.
To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

As noted above, our annual meeting will be a virtual meeting of stockholders, which will be conducted solely by remote communication via a live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means that you can attend the annual meeting online, vote your shares during the online meeting and submit questions for consideration prior to the online meeting. To be admitted to the annual meeting's live webcast, you must register at www.proxydocs.com/EVOK by 2:00 p.m. Pacific Time on May 8, 2023, or the Registration Deadline, as described in the Notice of Internet Availability of Proxy Materials or proxy card. As part of the registration process, you must enter the Control Number shown on your proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on March 13, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Accompanying this notice is a proxy card. Whether or not you expect to attend our virtual annual meeting, please complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card. If you plan to attend our annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

David A. Gonyer, R.Ph. Chief Executive Officer and Director

Solana Beach, California
March , 2023

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

TABLE OF CONTENTS

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	6
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	14
PROPOSAL 3: APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	15
PROPOSAL 4: Approval of Amendment and Restatement of 2013 Equity Incentive Award Plan	16
Proposal 5: Approval of Amendment and Restatement of 2013 Employee Stock Purchase Plan	24
PROPOSAL 6: Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000	29
PROPOSAL 7: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to UPDATE THE EXCULPATION PROVISION TO INCLUDE CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY A RECENT AMENDMENT TO Delaware law	30
EXECUTIVE COMPENSATION AND OTHER INFORMATION	33
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	44
STOCKHOLDER PROPOSALS	44
ANNUAL REPORT	45
OTHER MATTERS	46
Appendix A: Amended and Restated Evoke Pharma, Inc. 2013 Equity Incentive Award Plan	47
Appendix B: Amended and Restated Evoke Pharma, Inc. 2013 Employee Stock Purchase Plan	71
Appendix C: Amendment to Amended and Restated Certificate of Incorporation to UPDATE THE EXCULPATION PROVISION TO INCLUDE CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY A RECENT AMENDMENT TO Delaware law	83

i

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2023

The board of directors of Evoke Pharma, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders to be held by means of remote communication via a live webcast on May 10, 2023 at 8:30 a.m., Pacific Time. You will be able to participate in the annual meeting online and submit your questions in advance of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 10, 2023.

This proxy statement and our annual report are available electronically at http://www.proxydocs.com/EVOK.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2023 annual meeting of stockholders. This proxy statement summarizes information related to your vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting via live webcast. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to begin mailing this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about , 2023 to all stockholders of record entitled to vote at the annual meeting. Only stockholders who owned our common stock on March 13, 2023 are entitled to vote at the annual meeting. On this record date, there were 3,343,070 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.

How can I attend the annual meeting?

This year’s annual meeting will be accessible through the Internet via a live webcast.

You are entitled to participate in the annual meeting if you were a stockholder as of the close of business on our record date of March 13, 2023 or hold a valid proxy for the meeting. To be admitted to the annual meeting’s live webcast, you must register at www.proxydocs.com/EVOK by 2:00 p.m. Pacific Time on May 8, 2023, or the Registration Deadline, as described in the Notice of Internet Availability of Proxy Materials or proxy card. As part of the registration process, you must enter the Control Number shown on your Notice of Internet Availability of Proxy Materials or proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

This year’s stockholder question and answer session will include questions submitted in advance of the annual meeting. You may submit a question in advance of the meeting as a part of the registration process. Questions pertinent to meeting matters and that are submitted in accordance with our Rules of Conduct for the annual meeting will be answered during the meeting, subject to applicable time constraints. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness, efficient use of time and in order to ensure all stockholders are responded to, we will respond to up to two questions from a single stockholder.

What am I voting on?

There are seven proposals scheduled for a vote:

Proposal 1: To elect two directors for a three-year term to expire at the 2026 annual meeting of stockholders;

•
Kenneth J. Widder, M.D.
•
David A. Gonyer, R. Ph.

Proposal 2: Ratification of the appointment of BDO USA, LLP as our independent registered public accountants for the year ending December 31, 2023.

Proposal 3: To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or SEC.

Proposal 4: To consider and vote upon the approval of the amendment and restatement of our 2013 Equity Incentive Award Plan.

Proposal 5: To consider and vote upon the approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan.

Proposal 6: To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

Proposal 7: To consider and vote upon the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law.

How many votes do I have?

Each share of our common stock that you own as of March 13, 2023 entitles you to one vote.

How do I vote by proxy?

With respect to Proposal 1 for the election of directors, you may either vote “For” all of the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify. With respect to all other proposals scheduled for a vote at the annual meeting (Proposals 2, 3, 4, 5, 6, and 7), you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

•
By Mail: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.
•
Via the Internet: You may vote at www.proxypush.com/EVOK, 24 hours a day, seven days a week. Have your proxy card available when you enter the website and use the Company Number and Account Number shown on your proxy card.
•
By Telephone: You may vote using a touch-tone telephone by calling 1-855-686-4811, 24 hours a day, seven days a week. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

•
During the Annual Meeting: You may still attend the meeting and vote during the meeting even if you have already voted by proxy. In order to attend and vote at the meeting virtually via the Internet, stockholders must register in advance at www.proxydocs.com/EVOK prior to the deadline of 2:00 p.m. Pacific Time on May 8, 2023. When registering, you will be required to enter the control number found inside the shaded grey box on your proxy card, voting instruction form or Notice of Electronic Availability. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting. Approximately one hour prior to the start of the annual meeting, you will receive further instructions via email, including a unique link, that will allow you access to the meeting. Please be sure to follow the instructions that will be delivered to you via email after completing the registration. If you encounter any difficulties accessing the virtual meeting the check-in or meeting time, please call the technical support number provided.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•
you may send in another signed proxy with a later date,
•
you may notify our corporate secretary, Matthew J. D’Onofrio, in writing before the annual meeting that you have revoked your proxy,
•
you may notify our corporate secretary, Matthew J. D’Onofrio, in writing before the annual meeting and vote via the internet during the meeting, or
•
you may submit an electronic proxy during the annual meeting.

What constitutes a quorum?

The presence at the annual meeting, by virtual attendance or by proxy, of holders representing a majority of our outstanding common stock as of March 13, 2023, or 1,671,536 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The two nominees who receive the most “For” votes (among votes properly cast at the annual meeting or by proxy) will be elected. Only votes “For” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of BDO USA, LLP must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

Proposal 3: Approval of the Compensation of the Named Executive Officers. The approval, on an advisory basis, of the compensation of the named executive officers must receive “For” votes from the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

Proposal 4: Approval of the Amendment and Restatement of our 2013 Equity Incentive Award Plan. The approval of the amendment and restatement of our 2013 Equity Incentive Award Plan must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

Proposal 5: Approval of the Amendment and Restatement of our 2013 Employee Stock Purchase Plan. The approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

Proposal 6: Approval of An Amendment to the Company's Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 50,000,000 to 100,000,000. The approval of the proposal must receive “For” votes from the holders of a majority of the outstanding shares of common stock.

Proposal 7: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Update the Exculpation Provision to Include Certain Officers of the Company as Permitted by a Recent Amendment to Delaware Law. The approval of the proposal must receive “For” votes from the holders of a majority of the outstanding shares of common stock.

Voting results will be tabulated and certified by Mediant Communications LLC ("Mediant").

What is the effect of abstentions?

Shares of common stock held by persons attending the annual meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Because Proposal 1, the election of directors, is determined by a plurality of votes cast, abstentions will not be counted in determining the outcome of such proposal. For all other proposals scheduled for a vote at the annual meeting (Proposals 2, 3, 4, 5, 6, and 7), abstaining has the same effect as a negative vote because abstentions are treated as shares present at the meeting or by proxy and entitled to vote.

What is the effect of broker non-votes?

A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and either chooses not to vote those shares on a routine matter or is not permitted to exercise discretionary voting authority on a non-routine matter. Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists.

The following proposals are considered routine matters on which a broker, bank or other nominee has discretionary authority to vote:

• Proposal 2 for the ratification of the appointment of BDO USA, LLP; and

• Proposal 6 for the approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

No broker non-votes are expected on these proposals. However, if there are any broker non-votes for Proposal 2, the ratification of appointment of BDO USA, LLP, such broker non-votes will have no effect on the result of the vote. Any broker non-votes for Proposal 6, the proposal to approve an amendment to our Amended and Restated Certificate of Incorporation increase the authorized number of shares of common stock, will have the same effect as a negative vote.

All other proposals scheduled for a vote at the annual meeting (Proposals 1, 3, 4, 5 and 7) are considered non-routine, and accordingly, your broker, bank or other nominee may not exercise discretionary voting authority on those proposals. As a result, if you hold your shares with a broker, bank or other nominee and you do not provide timely voting instructions for the non-routine proposals, your shares will not be voted on those proposals at the annual meeting and will be considered “broker non-votes” on those proposals.

Broker non-votes will have no effect on the outcome of:

• Proposal 1, for the election of directors, Proposal 3, the approval, on an advisory basis, of the compensation of our named executive officers;

•
Proposal 4, the approval of an amendment and restatement of our 2013 Equity Incentive Award Plan; and
•
Proposal 5, the approval of an amendment and restatement of our 2013 Employee Stock Purchase Plan.

Broker non-votes on Proposal 7, the approval of an amendment to our Amended and Restated Certification of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law, will have the same effect as a negative vote.

If you have any questions about the proxy voting process, please contact the broker, bank or other nominee that holds your shares.

How are proxies being solicited?

In addition to mailing proxy solicitation materials, our directors, employees or our advisor may also solicit proxies at the annual meeting via live webcast, via the Internet, by telephone or by other electronic means of communication we deem appropriate. Additionally, we have retained Mediant, a proxy solicitation firm, to assist us in the proxy solicitation process.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for soliciting proxies will be approximately $25,000, plus Mediant’s out-of-pocket expenses.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022 that we filed with the SEC, we will send you one without charge. Please write to:

Evoke Pharma, Inc.

420 Stevens Avenue, Suite 370

Solana Beach, CA 92075

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the investor relations section of our website at www.evokepharma.com.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. The current term of the company’s Class I directors, Kenneth J. Widder, M.D., and David A. Gonyer, R.Ph., will expire at the 2023 annual meeting.

The nominees for Class I director for election at the 2023 annual meeting are Kenneth J. Widder, M.D., and David A. Gonyer, R.Ph. If Dr. Widder and Mr. Gonyer are elected at the 2023 annual meeting, such individuals will be elected to serve for a term of three years that will expire at our 2026 annual meeting of stockholders and until such individual’s successor is elected and qualified.

If no contrary indication is made, proxies in the accompanying form will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy. Dr. Widder and Mr. Gonyer are currently members of our board of directors.

All of our directors bring to the board of directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or venture capital firms. The process undertaken by the nominating and corporate governance committee in recommending qualified director candidates is described below under “Director Nominations Process.” Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the

2026 Annual Meeting of Stockholders (Class I)

Name	Age	Present Position with Evoke Pharma, Inc.
Kenneth J. Widder, M.D.	70	Director
David A. Gonyer, R.Ph.	59	Chief Executive Officer and Director

Kenneth J. Widder, M.D. has served as a member of our board of directors since June 2007. Dr. Widder has over 40 years of experience working with biomedical companies. Dr. Widder was a General Partner with Latterell Venture Partners and serves on the boards of QuidelOrtho Corporation, OrphoMed Inc, Sydnexis Inc, and the Vision of Children Foundation. Dr. Widder has founded seven companies and was Chairman and Chief Executive Officer of five of these companies. His last company, Sytera Inc., merged with Sirion Therapeutics, an ophthalmology specialty pharmaceutical company. Prior to Sytera, Dr. Widder co-founded and was the initial Chief Executive Officer of NovaCardia, Inc., a company acquired by Merck & Co., Inc. Prior to NovaCardia, Dr. Widder founded and was Chairman and Chief Executive Officer of Santarus, Inc., which was acquired by Salix Pharmaceuticals in 2013. Additionally, Dr. Widder was Chairman and Chief Executive Officer of Converge Medical, Inc., a medical device company developing a suture-less anastomosis system for vein grafts in coronary bypass surgery. Dr. Widder started his career as a founder, Chairman and Chief Executive Officer of Molecular Biosystems, where he was responsible for the development and approval of AlbunexR and OptisonR, the first two ultrasound contrast agents to be approved in the United States. Dr. Widder is an inventor on over 50 patents and patent applications and has authored or co-authored over 25 publications. Dr. Widder holds an M.D. from Northwestern University and trained in pathology at Duke University. Dr. Widder’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing and financing contributed to our board of directors’ conclusion that he should serve as a director of our company.

David A. Gonyer, R.Ph., is one of our co-founders and has served as our Chief Executive Officer and as a member of our board of directors since March 2007. From 2004 to 2007, Mr. Gonyer served as Vice President, Strategic and Product Development of Medgenex, Inc., a subsidiary of Victory Pharma, Inc., a biopharmaceutical company focused on acquiring, developing and marketing products to treat pain and related conditions. From 2000 to 2004, Mr. Gonyer was a founder and Vice President of Sales and Marketing at Xcel Pharmaceuticals, Inc., a specialty pharmaceutical company focused on neurological disorders. From 1996 to 2000, Mr. Gonyer served as Director of Marketing at Elan/Dura Pharmaceuticals, Inc. From 1987 to 1996, Mr. Gonyer held a broad range of management positions in commercial operations, alliance/partnership management, and regional sales at Eli Lilly & Company. Mr. Gonyer served as a member of the board of directors of Signal Genetics, Inc., a publicly-traded, commercial stage, molecular diagnostic company focused on providing innovative diagnostic services prior to its merger with miRagen Therapeutics in 2017 and Neurelis, Inc., a privately held neurological specialty pharmaceutical company. Mr. Gonyer is a Registered Pharmacist and holds a B.Sc. in Pharmacy from Ferris State University School of Pharmacy. As one of our co-founders and having served as our Chief Executive Officer since March 2007, Mr. Gonyer’s extensive knowledge of our business, as well as 36 years of experience in the pharmaceutical industry, including executive leadership in several pharmaceutical companies, contributed to our board of directors’ conclusion that he should serve as a director of our company

Members of the Board of Directors Continuing in Office

Term Expiring at the

2024 Annual Meeting of Stockholders (Class II)

Name	Age	Present Position with Evoke Pharma, Inc.
Cam L. Garner	74	Chairman of the Board of Directors
Todd C. Brady, M.D., Ph.D.	51	Director

Cam L. Garner is one of our co-founders and has served as Chairman of our board of directors since June 2007. Mr. Garner has co-founded specialty pharmaceutical companies Zogenix, Inc., Cadence Pharmaceuticals, Inc., Somaxon Pharmaceuticals, Inc., Elevation Pharmaceuticals, Inc., DJ Pharma, Verus Pharmaceuticals, Inc., Xcel Pharmaceuticals, Inc., Meritage Pharma, Inc., Oncternal Therapeutics, Inc., Kalyra Pharmaceuticals, Inc., OrPro Therapeutics, Inc., Alastin Skincare, Inc. and Zavante Therapeutics, Inc. He currently serves as Chairman of Zogenix and OrPro. Mr. Garner served as Chairman of Xcel Pharmaceuticals until it was acquired in March 2005 by Valeant Pharmaceuticals International, DJ Pharma until it was sold to Biovail in 2000, Elevation Pharmaceuticals until it was acquired by Sunovion Pharmaceuticals Inc. in September 2012, Cadence Pharmaceuticals until it was acquired by Mallinckrodt plc in March 2014, Meritage Pharma until it was acquired by Shire plc in February 2015, Zavante Inc. until it was acquired by Nabriva in July 2018 and Alastin until it was acquired by Galderma in November 2021. He also served as a director of Aegis Therapeutics until it was acquired by Neurelis, Inc. in December 2018. Mr. Garner was Chief Executive Officer of Dura Pharmaceuticals, Inc. from 1989 to 1995 and its Chairman and Chief Executive Officer from 1995 until it was sold to Elan in November 2000. Mr. Garner earned his B.A. in Biology from Virginia Wesleyan College and an M.B.A. from Baldwin-Wallace College. As one of our co-founders and having served as our Chairman since June 2007, Mr. Garner’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies, and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

Todd C. Brady, M.D., Ph.D., has served as a member of our board of directors since June 2007. Dr. Brady currently serves as Chief Executive Officer, President, and Director of Aldeyra Therapeutics, Inc., a publicly-traded biotechnology company. Dr. Brady was appointed President and Chief Executive Officer of Aldeyra Therapeutics in 2012, having been a member of the board of directors since 2005. Prior to Aldeyra, Dr. Brady served as Entrepreneur in Residence at Domain Associates, LLC, a leading healthcare venture capital firm, where he was a Principal from 2004 to 2013. Dr. Brady also serves on the board of directors of F-star Therapeutics, Inc., a publicly-traded biotechnology company. Dr. Brady holds an M.D. from Duke University Medical School, a Ph.D. from Duke University Graduate School, and an A.B. from Dartmouth College. Dr. Brady’s extensive knowledge of our business and history, experience as a board member of multiple companies, and expertise in strategic development contributed to our board of directors’ conclusion that he should serve as a director of our company.

Term Expiring at the

2025 Annual Meeting of the Stockholders (Class III)

Name	Age	Present Position with Evoke Pharma, Inc.
Malcolm R. Hill, Pharn.D.	66	Director
Vickie W. Reed	61	Director

Malcolm R. Hill, Pharm.D. has served as a member of our board of directors since June 2007. Dr. Hill has more than 30 years of academic and pharmaceutical industry experience in new product assessment and clinical trial design and execution, with a special emphasis in gastroenterology, respiratory medicine, and drug delivery systems. Since September 2020, Dr. Hill has served as Chief Development Officer at Mopac Biologics, a company specializing in development of computationally derived proteins for the treatment of inflammatory conditions of the gastrointestinal system. From June 2016 to March 2020, Dr. Hill served as the Chief Development Officer at PvP Biologics, a biotechnology company which was acquired by Takeda. Prior to joining PvP Biologics, Dr. Hill was Chief Scientific Officer at Meritage Pharma from 2008 through February 2015 focusing on novel treatments for eosinophilic esophagitis, when it was acquired by Shire. Prior to joining Meritage, Dr. Hill was Senior Vice President of Research and Development at Verus Pharmaceuticals, Inc. where he was responsible for various development-stage programs. Dr. Hill was a member of the senior management team at Dura Pharmaceuticals, Inc., where he served as a vice president and corporate officer. Dr. Hill was a Partner at ProPharmaCon, LLC, a product development and regulatory consulting company for clients with pharmaceutical products in every stage of the development cycle. Dr. Hill’s academic career includes his position at the National Jewish Medical and Research Center, and he has also served as an assistant professor in the Schools of Medicine and Pharmacy at the University of Colorado. Dr. Hill has published more than 80 articles on the topics of clinical pharmacology and pharmacokinetics and the treatment of pediatric asthma and related conditions. Dr. Hill earned his Pharm.D.

from the University of Southern California and completed a post-doctoral program at the Veterans Administration Medical Center, San Diego, as well as a research fellowship in the Schools of Medicine and Pharmacy at the University of Florida Health Sciences Center. Dr. Hill’s experience as a founder of a private pharmaceutical firms, strong background in clinical and product development and substantial knowledge of the pharmaceutical industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

Vickie W. Reed was appointed to serve as a member of our board of directors in May 2021. Ms. Reed is a healthcare executive with over 25 years of experience in operating and governance roles. Since May 2022, Ms. Reed has served on the board at Adamis Pharmaceuticals Corporation, a publicly-traded biotechnology company. Previously, she served as Senior Vice President, Finance and Chief Accounting Officer at Mirati Therapeutics, and Senior Director, Finance and Controller at Zogenix, Inc., a public biotechnology company in San Diego and Emeryville, California, and held corporate accounting positions at Amylin Pharmaceuticals, Inc., a public biotechnology company acquired by Bristol Myers Squibb in 2012. Prior to joining Amylin, Ms. Reed held financial leadership roles at several biotechnology and telecommunications companies. Ms. Reed began her career with Price Waterhouse, now PricewaterhouseCoopers, in Denver, Colorado. She is a Certified Public Accountant (inactive) in the State of Colorado and received a B.S. in Accounting from University of Colorado, Denver. Ms. Reed’s experience as the chief accounting officer of a publicly-traded biotech company brings to our board of directors and the committees of our board of directors valuable financial skills and expertise, which qualify her to serve as an “audit committee financial expert” on the audit committee, and significant executive management experience and leadership skills, as well as a strong understanding of corporate governance principles, all of which contributed to our board of directors’ conclusion that she should serve as a director of our company.

Board Independence

Our board of directors has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq Stock Market LLC, or Nasdaq, listing standards, except for David A. Gonyer, R.Ph., our Chief Executive Officer.

Board Leadership Structure

Our board of directors is currently led by its chairman, Cam L. Garner. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the company, while the chairman of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the company.

The Board’s Role in Risk Oversight

Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

Board of Directors Meetings

During 2022, our board of directors met five times. In that year, each director attended at least 75% of the total number of meetings held during such director’s term of service by the board of directors and each committee of the board of directors on which such director served.

Committees of the Board of Directors

We have three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found under the Corporate Governance section of our website at www.evokepharma.com.

Audit Committee

The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. This committee’s responsibilities include, among other things:

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selecting and engaging our independent registered public accounting firm;
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evaluating the qualifications, independence and performance of our independent registered public accounting firm;
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approving the audit and non-audit services to be performed by our independent registered public accounting firm;
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reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;
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discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
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reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
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reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
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preparing the report that the SEC requires in our annual proxy statement;
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reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and
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reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

The members of our audit committee are Ms. Reed, Dr. Brady and Dr. Widder. Ms. Reed serves as the chairperson of the committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Capital Market. Our board of directors has determined that Ms. Reed is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our board of directors has determined each of Ms. Reed, Dr. Brady and Dr. Widder is independent under the applicable rules of the SEC and the Nasdaq Capital Market. The audit committee met four times during 2022. The audit committee is governed by a written charter that satisfies the applicable standards of the SEC and the Nasdaq Capital Market.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and recommends corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and recommends to our board of directors the compensation of these officers based on such evaluations. The compensation committee also recommends to our board of directors the issuance of stock options and other awards under our equity plan. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Mr. Garner, Dr. Brady and Dr. Hill. Mr. Garner serves as the chairman of the committee. Our Board has determined that each of Mr. Garner, Dr. Brady and Dr. Hill is independent under the applicable rules and regulations of the Nasdaq Capital Market, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee met three times during 2022. The compensation committee is governed by a written charter, which the compensation committee reviews and evaluates at least annually.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to our board of directors concerning governance matters and periodically reviewing and evaluating the performance of the Board.

The members of our nominating and corporate governance committee are Drs. Hill and Widder. Dr. Hill serves as the chairman of the committee. Our board has determined that Drs. Hill and Widder are independent under the applicable rules and regulations of the Nasdaq Capital Market relating to nominating and corporate governance committee independence. The nominating and corporate governance committee did not meet during 2022.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting policies.

We have reviewed and discussed with BDO USA, LLP our audited financial statements. We discussed with BDO USA, LLP the overall scope and plans of their audits. We met with BDO USA, LLP, with and without management present, to discuss results of its examinations, and the overall quality of the company’s financial reporting.

We have reviewed and discussed with BDO USA, LLP matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard 1301 “Communications with Audit Committees.” We have received from BDO USA, LLP the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the audit committee concerning independence. We have discussed with BDO USA, LLP matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with BDO USA, LLP’s independence. The audit committee is not employed by the company, nor does it provide any expert assurance or professional certification regarding the company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided and representations made by management and the company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the company’s board of directors that the audited financial statements be included in our annual report for the year ended December 31, 2022. The audit committee and the company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of BDO USA, LLP as the company’s independent registered public accounting firm for 2023.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Vickie W. Reed (Chairperson)

Todd C. Brady, M.D., Ph.D.

Kenneth J. Widder, M.D.

Compensation Committee Interlocks and Insider Participation

Mr. Garner, Dr. Brady and Dr. Hill served on our compensation committee during 2022. None of the members of our compensation committee has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the nominating and corporate governance committee will consider, among other things, the following factors:

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personal and professional integrity, ethics and values;
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experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
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development or commercialization experience in large pharmaceutical companies;
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experience as a board member or executive officer of another publicly-held company;
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strong finance experience;
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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

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diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;
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conflicts of interest; and
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practical and mature business judgment.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Other than the foregoing criteria for director nominees, the nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. The nominating and corporate governance committee may consider such other facts, including, without limitation, diversity, as it may deem are in the best interests of the company and its stockholders. The nominating and corporate governance committee does, however, believe it is appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors be independent as required under the Nasdaq qualification standards. The nominating and corporate governance committee also believes it is appropriate for our Chief Executive Officer to serve as a member of our board of directors. Our directors’ performance and qualification criteria are reviewed annually by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of directors service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee may identify the desired skills and experience of a new nominee in light of the criteria above, in which case, the nominating and corporate governance committee would generally poll our board of directors and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors. To date, the nominating and corporate governance committee has not utilized third-party search firms to identify director candidates. The nominating and corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The nominating and corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Under our amended and restated bylaws, stockholders wishing to suggest a candidate for director should write to our corporate secretary and provide such information about the stockholder and the proposed candidate as is set forth in our amended and restated bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2023 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Director Attendance at Annual Meetings

Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend. All of the board members attended the 2022 annual meeting of stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors should submit their written comments to our corporate secretary at Evoke Pharma, Inc., 420 Stevens Avenue, Suite 370, Solana Beach, California 92075. The corporate secretary will forward such communications to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Corporate Governance

Our company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are available, free of charge, on our website at www.evokepharma.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, as well as our company’s other corporate governance documents, free of charge, to any stockholder upon written request to Evoke Pharma, Inc., Attention: Corporate Secretary, 420 Stevens Avenue, Suite 370, Solana Beach, California 92075.

Director Compensation

The following table sets forth information for the year ended December 31, 2022 regarding the compensation awarded to, earned by or paid to our non-employee directors who served on our board of directors during 2022. Employees of our company who also serve as a director do not receive additional compensation for their performance of services as a director.

Director	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)		All Other Compensation ($)	Total ($)
Cam Garner	73,000	34,040	(2)	—	107,040
Todd C. Brady, M.D., Ph.D.	54,750	29,123	(3)	—	83,873
Malcolm R. Hill, Pharm.D.	54,500	29,123	(4)	—	83,623
Vickie W. Reed	60,000	29,249	(5)	—	89,249
Kenneth J. Widder, M.D.	53,500	28,241	(6)	—	81,741

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2022 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC 718. Assumptions used in the calculation of these amounts are included in Note 5 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March , 2023. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)
Represents options to purchase 5,624 shares of our common stock granted to Mr. Garner for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Mr. Garner continues to provide services to us through such date.
(3)
Represents options to purchase 4,811 shares of our common stock granted to Dr. Brady for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Dr. Brady continues to provide services to us through such date.
(4)
Represents options to purchase 4,811 shares of our common stock granted to Dr. Hill for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Dr. Hill continues to provide services to us through such date.
(5)
Represents options to purchase 4,832 shares of our common stock granted to Ms. Reed for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Ms. Reed continues to provide services to us through such date.
(6)
Represents options to purchase 4,665 shares of our common stock granted to Dr. Widder for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Dr. Widder continues to provide services to us through such date.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2022 by each non-employee director who was serving as of December 31, 2022.

Director	Options Exercisable at December 31, 2022	Options Unexercisable at December 31, 2022
Cam Garner	25,333	5,625
Todd C. Brady, M.D., Ph.D.	22,706	4,812
Malcolm R. Hill, Pharm.D.	21,333	4,812
Vickie W. Reed	1,944	8,722
Kenneth J. Widder, M.D.	22,414	4,666

For the year ended December 31, 2022, each non-employee director received $45,000 for his or her service. Additionally, the chair of our board of directors received an annual cash retainer of $20,000, the chair of the audit committee received an additional annual cash retainer of $15,000, the chair of the compensation committee received an additional annual cash retainer of $8,000, and the chair of the nominating and corporate governance committee received an additional annual cash retainer of $5,500. Audit committee members received an additional cash retainer of $5,750, compensation committee members received an additional annual cash retainer of $4,000 and nominating and corporate governance committee members received an additional annual cash retainer of $2,750.

Each non-employee director who is newly elected or appointed to the board of directors will receive an initial grant of options to purchase 5,833 shares of our common stock, vesting in three equal annual installments on each of the first three anniversaries of the date of grant, upon such election or appointment to the board of directors. In addition, non-employee directors receive annual grants of options on the date of each annual meeting of stockholders as follows: each non-employee director, options to purchase 4,166 shares; chair of our board of directors, an additional grant of options to purchase 833 shares; chair of the audit committee, an additional grant of options to purchase 666 shares; chair of the compensation committee, an additional 625 shares; and chair of the nominating and corporate governance committee, an additional grant of options to purchase 333 shares. Audit committee members received an additional grant of options to purchase 333 shares; members of the compensation committee received an additional grant of 312 shares; and the members of the nominating and corporate governance committee received an additional grant of options to purchase 166. All of the annual grants will vest on the first anniversary of the date of grant.

Effective January 2023, our board of directors amended the compensation program for our non-employee directors. Under the amended program, non-employee directors will receive annual grants of options on the date of each annual meeting of stockholders as follows: each non-employee director, options to purchase 12,000 shares; chair of our board of directors, an additional grant of options to purchase 3,500 shares; chair of the audit committee, an additional grant of options to purchase 3,000 shares; chair of the compensation committee, an additional 2,250 shares; and chair of the nominating and corporate governance committee, an additional grant of options to purchase 1,500 shares. Audit committee members received an additional grant of options to purchase 1,500 shares; members of the compensation committee received an additional grant of 1,125 shares; and the members of the nominating and corporate governance committee received an additional grant of options to purchase 750. All of the annual grants will vest on the first anniversary of the date of grant. The remaining terms of the director compensation program as in effect prior to this amendment remain unchanged.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the annual meeting, the two nominees receiving the highest number of votes will be elected to our board of directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF CAM L. GARNER AND TODD C. BRADY, M.D., PH.D. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has selected BDO USA, LLP as the company’s independent registered public accountants for the year ending December 31, 2023 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. BDO USA, LLP has audited the company’s financial statements for the years ended December 31, 2013 through December 31, 2022. Representatives of BDO USA, LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO USA, LLP as the company’s independent registered public accountants is not required by Delaware law, the company’s amended and restated certificate of incorporation, or the company’s amended and restated bylaws. However, the audit committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain the firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

The following table represents aggregate fees billed to us for services related to the years ended December 31, 2022 and 2021, by BDO USA, LLP as our independent registered public accounting firm:

	Fiscal Years Ended December 31,
	2022	2021
Audit Fees(1)	$351,805	$240,736
Audit Related Fees(2)	$-	—
Tax Fees(3)	—	—
All Other Fees	—	—
	$351,805	$240,736

(1)
Audit Fees consist of fees billed for professional services performed by BDO USA, LLP for the audit of our annual financial statements, the quarterly review of our financial statements, the issuance of consents and comfort letters in connection with registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit Related Fees consist of fees billed by BDO USA, LLP for assurance and related services that are reasonably related to the performance of the audit of our financial statements. There were no such fees incurred during 2022 or 2021.
(3)
Tax Fees consist of fees for professional services, including tax consulting and compliance performed by BDO USA, LLP. There were no such fees incurred during 2022 or 2021.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO USA, LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2022 and 2021. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of BDO USA, LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

PROPOSAL 3
APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, our stockholders are entitled to vote at the annual meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors.

Although the vote is non-binding, our compensation committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. We urge stockholders to read the Executive Compensation and Other Information section of this proxy statement, which describes in detail our executive compensation.

Consistent with the preference of our stockholders as reflected in our prior non-binding advisory vote on the frequency of future say-on-pay votes, we will hold a say-on-pay advisory vote each year unless otherwise disclosed.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Evoke Pharma, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Evoke Pharma, Inc.’s Proxy Statement for the 2022 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation and Other Information, the 2022 Summary Compensation Table and the other related tables and disclosure.”

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to approve the advisory vote regarding the compensation of the named executive officers. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL 4
APPROVAL OF AMENDMENT AND RESTATEMENT OF
2013 EQUITY INCENTIVE AWARD PLAN

Introduction

Our stockholders are being asked to approve an amendment and restatement of our 2013 Equity Incentive Award Plan, or the 2013 Plan. The amended and restated 2013 Plan is referred to herein as the “Restated Plan.” Our board of directors approved the Restated Plan on March [ ˜ ], 2023, subject to stockholder approval. The Restated Plan will become effective upon stockholder approval. If the Restated Plan is not approved by our stockholders, the Restated Plan will not become effective, the existing 2013 Plan will continue in full force and effect, and we may continue to grant awards under the 2013 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Overview of Proposed Amendments

Increase in Share Reserve. We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. As of March 1, 2023, a total of 794,717 shares of our common stock were reserved under the 2013 Plan, the aggregate number of shares of common stock subject to awards under the 2013 Plan was 569,351 and a total of 202,719 shares of common stock remained available under the 2013 Plan for future issuance. In addition, the 2013 Plan contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the 2013 Plan on January 1 of each year during the ten year term of the 2013 Plan. The annual increase in the number of shares under the 2013 Plan is equal to the least of:

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4% of our outstanding capital stock on the last day of the immediately preceding calendar year; and
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an amount determined by our board of directors.

The automatic increases pursuant to the evergreen provision of the 2013 Plan on each of January 1, 2019, 2020, 2021, 2022, and 2023 were 58,091 shares, 81,439 shares, 88,739 shares, 108,854 shares, and 133,722 shares respectively, and these increases are included in the total number of shares reserved for issuance under the 2013 Plan as of January 1, 2023 set forth above. Notwithstanding the foregoing, the number of shares of stock that may be issued or transferred pursuant to incentive stock options, or ISOs under the 2013 Plan may not exceed an aggregate of 666,666 shares.

Pursuant to the Restated Plan, an additional 400,000 shares will be reserved for issuance under the Restated Plan and the evergreen provision will provide that, commencing on January 1, 2024, and on each January 1 thereafter during the ten-year term of the Restated Plan, through and including January 1, 2033, the aggregate number of shares available for issuance under the Restated Plan shall be increased by that number of shares of our common stock equal to the lesser of:

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6% of our outstanding capital stock on the last day of the immediately preceding calendar year; and
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an amount determined by our board of directors.

All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under heading “Adjustments.”

Incentive Stock Option Limit. The number of shares of stock that may be issued or transferred pursuant to incentive stock options, or ISOs, under the Restated Plan may not exceed an aggregate of 50,000,000 shares, which may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

Extension of Term. The term of the Restated Plan will also be extended so that the Restated Plan will terminate in March 2033.

The Restated Plan is not being amended in any material respect other than to reflect the changes described above.

Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation

The table below presents information about the number of shares that were subject to outstanding equity awards under the 2013 Plan and the shares remaining available for issuance under the 2013 Plan, each at March 1, 2023 (except as noted below), and the requested increase in shares authorized for issuance under the Restated Plan. The 2013 Plan and our Employee Stock Purchase Plan are the only equity incentive plans we currently have in place pursuant to which awards may still be granted. For more information about our Employee Stock Purchase Plan, please see Proposal 5.

	Number of Shares	As a % of Shares Outstanding (1)	Dollar Value (2)

2013 Plan
Options outstanding	569,351	17.03%	$1,616,957
Weighted average exercise price of outstanding options	$17.06
Weighted average remaining term of outstanding options	7.45
Shares remaining available for grant under 2013 Plan (3)	202,719	6.06%	$575,722

Restated Plan
Proposed increase in shares available for issuance under Restated Plan	400,000	12.00%

(1) Based on 3,343,070 shares of our common stock outstanding as of March 1, 2023.

(2) Based on the closing price of our common stock on March 1, 2023, of $2.84 per share.

(3) Does not include possible future increases to the share reserve under the evergreen provision of the 2013 Plan.

(4) Does not include possible future increases to the share reserve under the evergreen provision of the Restated Plan.

In determining whether to approve the Restated Plan, including the requested increase to the share reserve under the Restated Plan over the share reserve under the existing 2013 Plan, our board of directors considered the following:

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The shares to be initially reserved for issuance under the Restated Plan represent an increase of 400,000 shares from the aggregate number of shares currently reserved for issuance under the 2013 Plan (excluding any potential future evergreen increases).
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In determining the size of the share reserve under the Restated Plan, our board of directors considered the number of equity awards granted by our company during the past three calendar years. In calendar years 2020, 2021 and 2022, our annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the applicable year) under our 2013 Plan were 4.6%, 5.2% and 2.5%, respectively.
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We expect the proposed aggregate share reserve under the Restated Plan to provide us with enough shares for awards for approximately 10 years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, assuming we receive the maximum annual evergreen increases under the Restated Plan during its ten-year term, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan could last for a shorter or longer time.
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In calendar years 2020, 2021 and 2022, the end of year overhang rate for the 2013 Plan (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 20.6%, 19.8%, and 19.1%, respectively. If the Restated Plan is approved, we expect our overhang at the end of 2023 with respect to the Restated Plan will be approximately 35.1% (excluding any possible future increases to the share reserve under the Restated Plan pursuant to the evergreen provision).

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our board of directors has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time. Our board of directors will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

Stockholder Approval Requirement

Stockholder approval of the Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of Nasdaq, and (2) grant ISOs thereunder. Specifically, approval of the Restated Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Internal Revenue Code (the "Code") relating to ISOs.

If the Restated Plan is not approved by our stockholders, the Restated Plan will not become effective, the existing 2013 Plan will continue in full force and effect, and we may continue to grant awards under the 2013 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Summary of the Restated Plan

The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan itself, which is attached as Appendix A to this proxy statement.

Purpose

The purpose of the Restated Plan is to promote our success and enhance our value by linking the individual interests of the members of the board of directors and our employees and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The Restated Plan is further intended to provide us flexibility in our ability to motivate, attract, and retain the services of members of the board of directors, our employees and our consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent.

Securities Subject to the Restated Plan

As of March 1, 2023, a total of 794,717 shares of our common stock were authorized for issuance under the 2013 Plan and will be reserved for issuance under the Restated Plan. In addition, an additional 400,000 shares will be added to the share reserve under the Restated Plan. In addition, commencing on January 1, 2024 and on each January 1 thereafter during the ten-year term of the Restated Plan, through and including January 1, 2033, the aggregate number of shares available for issuance under the Restated Plan shall be increased by that number of shares of our common stock equal to the lesser of:

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6% of our outstanding capital stock on the last day of the immediately preceding calendar year; or
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an amount determined by our board of directors.

There will be no limit on the number of shares that may become available for issuance under the Restated Plan pursuant to the foregoing evergreen provisions. The number of shares of stock that may be issued or transferred pursuant to ISOs under the Restated Plan may not exceed an aggregate of 50,000,000 shares. All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

To the extent that an award lapses, expires, is forfeited or is settled for cash, any shares subject to the award will, to the extent of such lapse, expiration, forfeiture or cash settlement, be available for future grant or sale under the Restated Plan. In addition, shares of common stock which are delivered by the holder or withheld by us in payment of the grant or exercise price or tax withholding obligation of any award under the Restated Plan will again be available for future grant or sale under the Restated Plan. If any shares of restricted stock are forfeited by a participant or repurchased by us pursuant to the Restated Plan, such shares shall again be available for future grant or sale under the Restated Plan. Any shares subject to a Stock Appreciation Right, or a SAR, that are not issued in connection with the stock settlement of the SAR on exercise thereof shall again be available for the grant of an award pursuant to the Restated Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares of stock available for issuance under the plan.

Administration

The compensation committee of our board of directors administers the Restated Plan (except with respect to any award granted to non-employee directors, which must be administered by our full board of directors). To administer the Restated Plan, our compensation committee must consist solely of at least two members of our board of directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Subject to the terms and conditions of the Restated Plan, our compensation committee has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, the number of awards to grant, the number of shares to be subject to such awards, and the terms and conditions of such awards, and to make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the Restated Plan. Our compensation committee is also authorized to establish, adopt, amend or revise rules relating to administration of the Restated Plan. Our board of directors may at any time revest in itself the authority to administer the Restated Plan.

Eligibility

Options, SARs, restricted stock and other awards under the Restated Plan may be granted to individuals who are our officers or employees or are the officers or employees of any of our subsidiaries. Such awards may also be granted to our non-employee directors and consultants, but only employees may be granted ISOs. As of March 1, 2023, there were five non-employee directors, four employees and approximately seven consultants who would have been eligible for awards under the Restated Plan had it been in effect on such date. The sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year under the Restated Plan may not exceed $400,000. The board of directors may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

The closing share price per share for our common stock on the Nasdaq Capital Market on March 1, 2023 was $2.84.

Awards

The Restated Plan provides that our compensation committee (or the board of directors, in the case of awards to non-employee directors) may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, stock payments and performance awards, or any combination thereof. Our compensation committee (or the board of directors, in the case of awards to non-employee directors) will consider each award grant subjectively, considering factors such as the individual performance of the recipient and the anticipated contribution of the recipient to the attainment of our long-term goals. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

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Nonqualified stock options, or NQSOs, provide for the right to purchase shares of our common stock at a specified price which may not be less than the fair market value of a share of common stock on the date of grant, and usually will become exercisable (at the discretion of our compensation committee or our board of directors, in the case of awards to non-employee directors) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of performance targets established by our compensation committee (or our board of directors, in the case of awards to non-employee directors). NQSOs may be granted for any term specified by our compensation committee (or our board of directors, in the case of awards to non-employee directors).
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ISOs are designed to comply with the provisions of the Code and are subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock, the Restated Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.
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Restricted stock may be granted to participants and made subject to such restrictions as may be determined by our compensation committee (or our board of directors, in the case of awards to non-employee directors). Typically, restricted stock may be forfeited for no consideration if the conditions or restrictions are not met, and it may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to the time when the restrictions lapse.
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Restricted stock units may be awarded to participants, typically without payment of consideration or for a nominal purchase price, but subject to vesting conditions including continued employment or on performance criteria established by our compensation committee (or our board of directors, in the case of awards to non-employee directors). Like restricted stock, restricted stock units may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.
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SARs granted under the Restated Plan typically provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the SAR. There are no restrictions specified in the Restated Plan on the exercise of SARs or the amount of gain realizable therefrom. Our compensation committee (or the board of directors, in the case of awards to non-employee directors) may elect to pay SARs in cash or in common stock or in a combination of both.
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Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.
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Performance awards may be granted by our compensation committee on an individual or group basis. Generally, these awards will be based upon the attainment of specific performance goals that are established by our compensation committee and relate to one or more performance criteria on a specified date or dates determined by our compensation committee. Performance awards may be paid in cash or in shares of common stock.

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Stock payments may be authorized by our compensation committee (or our board of directors, in the case of awards to non-employee directors) in the form of common stock or an option or other right to purchase common stock as part of a deferred compensation arrangement, made in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to employees, consultants or members of our board of directors.

Performance-Based Compensation

The compensation committee may grant to eligible recipients restricted stock, dividend equivalents, stock payments, restricted stock units, cash bonuses and other stock-based awards that are paid, vest or become exercisable upon the attainment of company performance criteria relating to our performance, the performance of a division, business unit or an individual, and may include but are not limited to the following: operating or other costs and expenses, improvements in expense levels, cash flow (including, but not limited to, operating cash flow and free cash flow), return on assets, return on capital, stockholders’ equity, return on stockholders’ equity, total stockholder return, return on sales, gross or net profit or operating margin, working capital, net earnings (either before or after interest, taxes, depreciation and amortization), gross or net sales or revenue, net income (either before or after taxes), adjusted net income, operating earnings, earnings per share of stock, adjusted earnings per share of stock, price per share of stock, regulatory body approval for commercialization of a product, capital raised in financing transactions or other financing milestones, market recognition (including but not limited to awards and analyst ratings), financial ratios, implementation or completion of critical projects, market share, economic value, comparisons with various stock market indices, and implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial or strategic milestones or development. These performance criteria may be measured in absolute terms or as compared to performance in an earlier period or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

The compensation committee may provide that one or more adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following: items related to a change in accounting principle, items relating to financing activities, expenses for restructuring or productivity initiatives, other non-operating items, items related to acquisitions, items attributable to the business operations of any entity acquired by us during the performance period, items related to the disposal of a business or segment of a business, items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards, items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period, any other items of significant income or expense which are determined to be appropriate adjustments, items relating to unusual or extraordinary corporate transactions, events or developments, items related to amortization of acquired intangible assets, items that are outside the scope of our core, on-going business activities, items related to acquired in-process research and development, items relating to changes in tax laws, items relating to major licensing or partnership arrangements, items relating to asset impairment charges, items relating to gains and losses for litigation, arbitration or contractual settlements, or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Forfeiture, Recoupment and Clawback Provisions

Pursuant to its general authority to determine the terms and conditions applicable to awards under the Restated Plan, the compensation committee has the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by us, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

Adjustments

If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our common stock or the share price of our common stock other than an equity restructuring (as defined in the Restated Plan), the plan administrator will make such equitable adjustments, if any, as the plan administrator in its discretion may deem appropriate to reflect such change with respect to (1) the aggregate number and type of shares that may be issued under the Restated Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year), (2) the number and kind of shares, or other securities or property, subject to outstanding awards, (3) the number and kind of shares, or other securities or property, for which automatic grants are to be subsequently made to new and continuing non-employee directors, (4) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (5) the grant or exercise price per share for any outstanding awards under the Restated Plan. If there is any equity restructuring, (1) the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted, and (2) the plan administrator will make proportionate adjustments to reflect such equity restructuring with respect to the aggregate number and type of shares that may be issued under the Restated Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year). Adjustments in the event of an equity restructuring will not be discretionary. The plan administrator also has the authority under the Restated Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Corporate Transactions

In the event of a change in control where the acquirer does not assume or substitute awards granted under the Restated Plan, awards issued under the Restated Plan will be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable. Under the Restated Plan, a change in control is generally defined as:

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a transaction or series of related transactions (other than an offering of our stock to the general public through a registration statement filed with the Securities and Exchange Commission, or SEC) whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total combined voting power of our securities outstanding immediately after such acquisition;
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during any two-year period, individuals who, at the beginning of such period, constitute our board of directors together with any new director(s) whose election by our board of directors or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our board of directors;
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our consummation (whether we are directly or indirectly involved through one or more intermediaries) of (1) a merger, consolidation, reorganization, or business combination or (2) the sale or other disposition of all or substantially all of our assets in any single transaction or series of transactions or (3) the acquisition of assets or stock of another entity, in each case other than a transaction:
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which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into our voting securities or the voting securities of the person that, as a result of the transaction, controls us, directly or indirectly, or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business (we or such person being referred to as a successor entity)) directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction; and
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after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; provided, however, that no person or group is treated as beneficially owning 50% or more of combined voting power of the successor entity solely as a result of the voting power held in us prior to the consummation of the transaction; or
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our stockholders approve a liquidation or dissolution of the company.

Amendment and Termination of the Restated Plan

Our compensation committee or board of directors may terminate, amend or modify the Restated Plan. However, stockholder approval of any amendment to the Restated Plan will be obtained to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, or for any amendment to the Restated Plan that increases the number of shares available under the Restated Plan or that may be issued to an individual in any calendar year. If not terminated earlier by our compensation committee or board of directors, the Restated Plan will terminate in March 2033 on the tenth anniversary of the date of its initial approval by our board of directors.

Repricing Permitted

Our compensation committee (or the board of directors, in the case of awards to non-employee directors) has the authority, without the approval of our stockholders, to authorize the amendment of any outstanding award to reduce its price per share and to provide that an award will be canceled and replaced with the grant of an award having a lesser price per share. Our compensation committee (or the board of directors, in the case of awards to non-employee directors) also has the authority, without the approval of our stockholders, to amend any outstanding award to increase the price per share or to cancel and replace an award with the grant of an award having a price per share that is greater than or equal to the price per share of the original award.

Securities Laws

The Restated Plan is intended to conform with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Restated Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences Associated with the Restated Plan

The federal income tax consequences of the Restated Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Restated Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Restated Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

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Stock Options and Stock Appreciation Rights. A Restated Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or stock appreciation right. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an “incentive stock option” as defined in Section 422 of the Code. The Restated Plan permits the grant of options that are intended to qualify as incentive stock options as well as options that are not intended to so qualify; however, incentive stock options generally may be granted only to our employees and employees of our parent or subsidiary corporations, if any. Upon exercising an option that does not qualify as an incentive stock option when the fair market value of our stock is higher than the exercise price of the option, a Restated Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising an incentive stock option, a Restated Plan participant generally will not recognize taxable income, and we will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of incentive stock option shares, the participant will recognize long term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

We will not be entitled to any tax deduction if the participant makes a qualifying disposition of incentive stock option shares. If the participant makes a disqualifying disposition of the shares, we should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the participant.

Upon exercising or settling a stock appreciation right, a Restated Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

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Restricted Stock and Restricted Stock Units. A Restated Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock or restricted stock units. Upon the termination of restrictions on restricted stock or the payment of restricted stock units, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a Restated Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.
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Dividend Equivalents, Stock Payment Awards and Cash-Based Awards. A Restated Plan participant will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of dividend equivalents, stock payment awards or cash-based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.
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Section 409A of the Internal Revenue Code. Certain types of awards under the Restated Plan may constitute, or provide for, a deferral of compensation under Section 409A. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% federal income tax (and, potentially, certain interest penalties). To the extent applicable, the Restated Plan and awards granted under the Restated Plan will be structured and interpreted to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.
•
Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the 2013 Plan or the Restated Plan.

New Plan Benefits

Except with respect to grants of stock options under the Restated Plan that will be awarded to each non-employee director serving on our board of directors on the date of the 2023 annual meeting, each of which described above under “Director Compensation,” all other future grants under the Restated Plan are within the discretion of our board of directors or the compensation committee, and neither our board of directors nor the compensation committee has made any determination to make future grants to any persons under the Restated Plan as of the date of this proxy statement. Therefore, it is not possible to determine the future benefits that will be received by any participants other than our non-employee directors under the Restated Plan, or the benefits that would have been received by such participants if the Restated Plan had been in effect in the year ended December 31, 2022.

Plan Benefits under the 2013 Plan

As of December 31, 2022, each of our named executive officers and the other groups identified below had been granted the following stock options under the 2013 Plan:

Stock Options Granted (#)

David A. Gonyer Chief Executive Officer and Director	220,657
Matthew J. D'Onofrio President, Chief Operating Officer, Secretary and Treasurer	156,752
Marilyn R. Carlson, D.M.D., M.D. Chief Medical Officer	136,270
All Executive Officers as a Group (3 persons)	513,679
All Non-Employee Directors as a Group (5 persons)	122,367
All Non-Executive Employees as a Group (1 person)	16,000

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the Restated Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Any broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome.

Our board of directors unanimously recommends that the stockholders vote FOR the approval of the amendment and restatement of the 2013 Equity Incentive Award Plan

PROPOSAL 5
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR

2013 EMPLOYEE STOCK PURCHASE PLAN

Introduction

Our stockholders are being asked to approve an amendment and restatement of our 2013 Employee Stock Purchase Plan, or the Existing ESPP. The proposed amended and restated 2013 ESPP is referred to herein as the “Restated ESPP.” Our board of directors approved the Restated ESPP on March [ ˜ ], 2023, subject to stockholder approval. The Restated ESPP will become effective upon stockholder approval.

The Restated ESPP is being submitted for stockholder approval in order to ensure that the Restated ESPP meets the requirements of Section 423 of the Code. If the Restated ESPP is not approved by our stockholders, the Restated ESPP will not become effective, the Existing ESPP will continue in full force and effect, and we may continue to grant awards under the Existing ESPP, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Overview of Proposed Amendments

Increase in Share Reserve. We strongly believe that an employee stock purchase program is a necessary and important incentive and retention tool. As of March 1, 2023, a total of 70,833 shares of our common stock were reserved under the Existing ESPP and a total of 45,381 shares of common stock remained available under the Existing ESPP for future issuance. In addition, the Existing ESPP contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the Existing ESPP on January 1 of each year during the ten year term of the Existing ESPP, beginning on January 1, 2018. The annual increase in the number of shares is currently equal to the least of:

•
1% of our outstanding capital stock on the first day of the applicable fiscal year;
•
8,333 shares; or
•
an amount determined by our board of directors.

The automatic increases pursuant to the evergreen provision of the Existing ESPP on each of January 1, 2018, January 1, 2019, January 1, 2020, January 1, 2021, January 1, 2022 and January 1, 2023 were 8,333 shares and these increases are included in the total number of shares currently reserved for issuance under the Existing ESPP set forth above. Notwithstanding the foregoing, the number of shares of stock that may be issued or transferred pursuant to awards under the Existing ESPP may not exceed an aggregate of 104,166 shares.

Pursuant to the Restated ESPP, an additional 100,000 shares will be reserved for issuance under the Restated ESPP and the evergreen provision will be amended such that, commencing on January 1, 2024 and on each January 1 thereafter through and including January 1, 2033, the aggregate number of shares available for issuance under the Restated ESPP shall be increased by that number of shares of our common stock equal to the lesser of:

•
1% of our outstanding capital stock on the last day of the immediately preceding calendar year; or
•
an amount determined by our board of directors.

Notwithstanding the foregoing, the number of shares of stock that may be issued or transferred pursuant to awards under the Restated ESPP may not exceed an aggregate of 10,000,000 shares. All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

Extension of Term. The term of the Restated ESPP will also be extended and the Restated ESPP will continue until it is terminated by our board of directors.

The Restated ESPP is not being amended in any material respect other than to reflect the changes described above.

Determination to Approve Restated ESPP

The table below presents information about the number of shares remaining available for issuance under the Existing ESPP as of March 1, 2023, and the proposed increase in shares authorized for issuance under the Restated ESPP.

The Existing ESPP and our 2013 Equity Incentive Award Plan, or the 2013 Plan, are the only equity incentive plans we currently have in place pursuant to which awards may still be granted. For information about the 2013 Plan and the proposed amendment and restatement of the 2013 Plan, see Proposal 4.

	Number of Shares	As a % of Shares Outstanding (1)	Dollar Value (2)

Shares remaining available for grant under Existing ESPP	45,381	1.4%	$$128,882
Proposed increase in shares available for issuance under Restated Plan (over existing share reserve under Existing ESPP)(3)	100,000	3.0%	$$284,000

(1)	Based on 3,343,070 shares of our common stock outstanding as of March 1, 2023.

(2)	Based on the closing price of our common stock on March 1, 2023, of $2.84 per share.

(3)	Does not include possible future increases to the share reserve under the evergreen provision of the Restated ESPP.

In determining whether to approve the Restated ESPP, including the proposed increase to the share reserve under the Restated ESPP over the share reserve under the Existing ESPP, our board of directors considered the following:

•
Unless the Restated ESPP is authorized and approved by our stockholders, the number of shares available for issuance under the Existing ESPP may be too limited to effectively achieve its purpose as a powerful incentive and retention tool for employees that benefits all of our stockholders. The increase will enable us to continue our policy of equity ownership by employees as an incentive to contribute to our success.
•
We expect the proposed aggregate share reserve under the Restated ESPP to provide us with enough shares for the next ten years, assuming employee participation in the Restated ESPP is consistent with historical levels, as reflected in our three-year burn rate for the Existing ESPP, assuming we receive the maximum annual evergreen increases under the Restated ESPP, and further dependent on the price of our shares and hiring activity during the next few years. We cannot predict our future share usage under the Restated ESPP, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated ESPP could last for a shorter or longer time.
•
In calendar years 2020, 2021, and 2022, the end of year overhang rate for the Existing ESPP (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year under all of our equity incentive plans plus shares remaining available for issuance for future awards at the end of the calendar year under all of our equity incentive plans by (2) the number of shares outstanding at the end of the calendar year) was 0.9%, 1.1% and 1.4%, respectively. If the Restated ESPP is approved, we expect our overhang at the end of

2023 with respect to the Restated ESPP will be approximately 4.3% (excluding any possible future increases to the share reserve under the Restated ESPP pursuant to the evergreen provision).
•
In calendar years 2020, 2021, and 2022, our annual equity burn rates under the Existing ESPP (calculated by dividing the number of shares subject to shares issued during the year pursuant to the Existing ESPP) by the weighted-average number of shares outstanding during the applicable year) were 0.5%, 0% and 0%, respectively.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our board of directors has determined that the size of the share reserve under the Restated ESPP is reasonable and appropriate at this time. Our board of directors will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated ESPP.

Summary of the Restated ESPP

The principal features of the Restated ESPP are summarized below, but the summary is qualified in its entirety by reference to the Restated ESPP itself, which is attached as Appendix B to this proxy statement.

Purpose

The purpose of the Restated ESPP is to assist our eligible employees in acquiring a stock ownership interest in our company and to help our eligible employees provide for their future security and to encourage them to remain in our employment.

Securities Subject to the Restated ESPP

A total of 170,833 shares of our common stock will be authorized for issuance under the Restated ESPP (after taking into account the increase of 100,000 shares added in connection with this amendment and restatement). In addition, commencing on January 1, 2024 and on each January 1 thereafter through and including January 1, 2033, the aggregate number of shares available for issuance under the Restated ESPP shall be increased by that number of shares of our common stock equal to the lesser of:

•
1% of our outstanding capital stock on the last day of the immediately preceding calendar year; or
•
an amount determined by our board of directors.

Notwithstanding the foregoing, the number of shares of stock that may be issued or transferred pursuant to awards under the Restated ESPP may not exceed an aggregate of 10,000,000 shares. All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”

Administration

Our board of directors or its committee has full and exclusive authority to interpret the terms of the Restated ESPP and determine eligibility. Our compensation committee is the administrator of the Restated ESPP.

Eligibility

Our employees are eligible to participate in the Restated ESPP if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year on the day prior to the first day of the offering period. However, an employee may not be granted rights to purchase stock under our Restated ESPP if such employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of our common or other class of stock.

Eligible employees become participants in the Restated ESPP by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the relevant offering date. Directors who are not employees are not eligible to participate. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

As of March 1, 2023, the most recent enrollment date, there were four employees who were eligible to participate in the Restated ESPP, none of whom had elected to participate.

Participation in an Offering

Offering Periods and Purchase Periods. Our Restated ESPP is intended to qualify under Code Section 423 and stock will be offered under the Restated ESPP during offering periods. The length of the offering periods under the Restated ESPP will be determined by our compensation committee and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase dates will be determined by the compensation committee for each offering period, but will generally be the last trading day in each offering period. The compensation committee may, in its discretion, modify the terms of future offering periods.

The Restated ESPP is currently implemented by six-month “offering periods.” A new six-month offering period will commence on each of September 1 and March 1 during the term of the Restated ESPP. “Purchase dates” will be set for the last trading day in each six-month offering period and will occur on each of August 31 and February 28 (unless such days are not trading days).

Enrollment; Contributions. Our Restated ESPP permits participants to purchase common stock through payroll deductions of up to 20% of their eligible compensation, which includes a participant’s gross base compensation for services to the company, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments. Unless otherwise determined by the administrator prior to the commencement of an offering period, a participant may purchase a maximum of 100,000 shares of common stock during each offering period. In addition, no employee will be permitted to accrue the right to purchase stock under the Restated ESPP at a rate in excess of $25,000 worth of shares during any calendar year during which such a purchase right is outstanding (based on the fair market value per share of our common stock as of the first day of the offering period).

After an employee authorizes us to deduct a certain percentage of his or her compensation for the purchase of shares under the Restated ESPP, we will make such deductions from his or her paycheck each pay period during an offering period and hold the accumulated amounts in a bank account until the completion of the offering period. An employee will not receive any interest on the amounts of compensation that we accumulate for the purchase of shares under the Restated ESPP. We may use all funds held by us under the Restated ESPP for any corporate purpose, and we are not obligated to segregate such funds.

Purchase Rights. On the first day of each offering period, each participant automatically is granted an option to purchase shares of our common stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each offering period to the extent of the payroll deductions accumulated during such purchase period.

Purchase Price. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the applicable purchase date. The fair market value per share of our common stock under the Restated ESPP is generally the closing sale price of our common stock on the Nasdaq Stock Market on the date for which fair market value is being determined, or if there is no closing sales price for a share of our common stock on the date in question, the closing sales price for a share of common stock on the last preceding date for which such quotation exists. The closing price per share of our common stock on the Nasdaq Capital Market on March 1, 2023, was $2.84.

Withdrawal; Termination of Employment. Participants may end their participation at any time during an offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of company assets to stockholders (other than normal cash dividends), or any other corporate event affecting our common stock, the number of shares reserved under the Restated ESPP and the price per share and number of shares of our common stock covered by each outstanding right may be adjusted proportionately. Such adjustments will be made by the administrator of the Restated ESPP, whose determination in that respect will be final, binding and conclusive.

In the event of certain significant transactions or a change in control (as defined in the Restated ESPP), the administrator of the Restated ESPP may provide for (1) either the replacement or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights, (4) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights. Under the Restated ESPP, a change in control has the same definition as given to such term in the Existing ESPP.

Transferability. A participant may not transfer rights granted under the Restated ESPP other than by will, the laws of descent and distribution or as otherwise provided under the Restated ESPP.

Amendment and Termination. The administrator of the Restated ESPP may amend, suspend or terminate the Restated ESPP. However, stockholder approval of any amendment to the Restated ESPP will be obtained for any amendment which changes the aggregate number or type of shares that may be sold pursuant to rights under the Restated ESPP, changes the corporations or classes of corporations whose employees are eligible to participate in the Restated ESPP or changes the Restated ESPP in any manner that would cause the Restated ESPP to no longer be an employee stock purchase plan within the meaning of Section 423(b) of the Code. The Restated ESPP will continue in effect until it is terminated by our board of directors.

Federal Income Tax Consequences Associated with the Restated ESPP

The material federal income tax consequences of the Restated ESPP under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Restated ESPP. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

The Restated ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Restated ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Restated ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and we will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and we will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

Plan Benefits under the Existing ESPP

As of December 31, 2022, each of our named executive officers and the other groups identified below have purchased the following shares under the Existing ESPP (our non-employee directors are not eligible to participate in the Existing ESPP and are not listed in the table below):

	Shares Purchased (#)	Aggregate Purchase Price ($)

David A. Gonyer, Chief Executive Officer and Director	4,898	$109,120
Matthew J. D'Onofrio, President, Chief Operating Officer, Secretary and Treasurer	7,416	$148,736
Marilyn R. Carlson, D.M.D., M.D. Chief Medical Officer	4,323	$111,302
All Executive Officers as a Group (3 persons)	16,637	$369,157
All Non-Executive Employees as a Group (1 person)	—	$-

New Plan Benefits

Benefits under the Restated ESPP will depend on the employees’ enrollment and contribution elections, and the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Restated ESPP.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the Restated ESPP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Any broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the outcome.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2013 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 6
APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Our board of directors is requesting stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares.

The proposed amendment would amend the first sentence of ARTICLE FIFTH of the Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock, par value $0.0001 per share (“Common Stock”), and Preferred Stock, par value $0.0001 per share (“Preferred Stock”). The total number of shares the Corporation shall have the authority to issue is One Hundred Five Million (105,000,000) shares, One Hundred Million (100,000,000) shares of which shall be Common Stock and Five Million (5,000,000) shares of which shall be Preferred Stock.”

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

In addition to the 3,343,070 shares of common stock outstanding as of the record date, our board of directors has reserved an aggregate of 569,351 shares of common stock for issuance upon exercise of options and other awards granted under our stock option plan, and 45,381 shares of common stock for issuance upon purchases under our 2013 Employee Stock Purchase Plan.

Although our board of directors currently has no plans to issue the additional shares of common stock, increasing the authorized number of shares of common stock would offer additional flexibility to use our common stock for business and financial purposes in the future. These purposes may include expanding our business or product lines through the acquisition of other businesses or products, raising capital, and establishing strategic relationships with other companies. The additional shares may be used for various purposes without further stockholder approval, except as may be required in certain cases by law or the rules of the Nasdaq Stock Market. We believe that the amendment will provide us with additional flexibility to meet business and financing needs as and when they may arise.

Any future issuance of additional authorized shares of our common stock may, among other things, dilute the equity and voting rights of those holding common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock. Further, the amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of us with another company that our board of directors determines is not in our best interests or in the best interests of our stockholders. Our board of directors however, does not intend or view this amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the meeting will be required to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 50,000,000 to 100,000,000. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 7
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO UPDATE THE EXCULPATION PROVISION TO INCLUDE CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY A RECENT AMENDMENT TO DELAWARE LAW

General

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of officers that would be impacted, and the benefits our board of directors believes would accrue to the company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce future litigation costs associated with frivolous lawsuits.

Our board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the company and our stockholders to amend the current exculpation and liability provisions in Section (1) of Article EIGHTH of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Certificate of Incorporation as the “Officer Exculpation Charter Amendment” in this proxy statement.

The form of the proposed Officer Exculpation Charter Amendment to our Amended and Restated Certificate of Incorporation setting forth the Officer Exculpation Charter Amendment, which would be filed with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") if Proposal 7 is approved by stockholders, is attached to this proxy statement as Appendix C.

Effect of the Amendment

The proposed Officer Exculpation Charter Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Officer Exculpation Charter Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Officer Exculpation Charter Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

Rationale for Adoption of Officer Exculpation Charter Amendment

Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation and failing to adopt the proposed Officer Exculpation Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company.

For the reasons stated above, our board of directors determined that the proposed Officer Exculpation Charter Amendment is advisable and in the best interest of the company and our stockholders and authorized and approved the proposed Officer Exculpation Charter Amendment and directed that it be considered at the Annual Meeting. Our board of directors believes the proposed Officer Exculpation Charter Amendment would better position the company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Officer Exculpation Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

If our stockholders approve the Officer Exculpation Charter Amendment, our board of directors has authorized our officers to file the Officer Exculpation Charter Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Officer Exculpation Charter Amendment at the 2023 annual meeting, and the Officer Exculpation Charter Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Charter Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Officer Exculpation Charter Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Amendment, our board of directors retains discretion under Delaware law not to implement it.

Text of Proposed Officer Exculpation Charter Amendment

Our Amended and Restated Certificate of Incorporation currently provides for the exculpation of directors but does not include a provision that allows for the exculpation of officers. To ensure that we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend Section (1) of Article EIGHTH of our Amended and Restated Certificate of Incorporation so that it would state in its entirety as follows:

EIGHTH: (1) To the maximum extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

The changes to our current Amended and Restated Certificate of Incorporation are marked in bold, italics and underlined for reference.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the meeting will be required to approve the amendment of our Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO UPDATE THE EXCULPATION PROVISION TO INCLUDE CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY A RECENT AMENDMENT TO DELAWARE LAW.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 13, 2023 by:

•
each of our named executive officers;

•
each of our directors;
•
all of our executive officers and directors as a group; and
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 3,343,070 shares of common stock outstanding on March 13, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 13, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Evoke Pharma, Inc., 420 Stevens Avenue, Suite 370, Solana Beach, CA 92075. We believe, based on information provided to us that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable .

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares		Percent of Total

Executive Officers and Directors
David A. Gonyer, R.Ph.(1)	130,348		3.78%
Matthew J. D'Onofrio(2)	88,432		2.59%
Marilyn R. Carlson, D.M.D., M.D.(3)	66,419		1.95%
Cam L. Garner(4)	58,924		1.75%
Todd C. Brady, M.D., Ph.D.(5)	27,851		*
Malcolm R. Hill, Pharm.D.(6)	27,749	`	*
Vickie W. Reed(7)	8,722		*
Kenneth J. Widder, M.D.(8)	27,080		*
All executive officers and directors as a group (8 persons)(9)	435,525		11.78%

* Less than 1%

(1)
Includes (a) 23,416 shares held by a family trust of which Mr. Gonyer and his spouse are co-trustees and (b) 102,034 shares Mr. Gonyer has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(2)
Includes 68,599 shares Mr. D’Onofrio has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(3)
Includes 62,096 shares Dr. Carlson has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(4)
Includes (a) 19,633 shares held by Garner Investments, L.L.C., of which Mr. Garner is the managing member, (b) 8,333 shares held by The Garner Family Foundation of which Mr. Garner is Director, Secretary and Chief Financial Officer, and (c) 30,958 shares that Mr. Garner has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(5)
Includes 27,518 shares Dr. Brady has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(6)
Includes 26,145 shares that Dr. Hill has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(7)
Includes 8,722 shares that Ms. Reed has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.
(8)
Includes 27,080 shares that Dr. Widder has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 13, 2023.

(9)
Includes 353,152 shares of common stock subject to outstanding options which are immediately exercisable within 60 days of March 13, 2023.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth certain information about our executive officers as of February 28, 2023:

Name	Age	Position
David A. Gonyer, R.Ph.	59	Chief Executive Officer and Director
Matthew J. D’Onofrio	53	President, Chief Operating Officer, Secretary & Treasurer
Marilyn R. Carlson, D.M.D., M.D.	75	Chief Medical Officer

The biography of David A. Gonyer, R.Ph., can be found under “Proposal 1 – Election of Directors.”

Matthew J. D’Onofrio is one of our co-founders and has served as our President, Chief Operating Officer, Secretary and Treasurer since February 2023, as our Executive Vice President, Chief Business Officer, Secretary and Treasurer since 2010 and as our Executive Vice President, Corporate Development, Secretary and Treasurer since March 2007. Mr. D’Onofrio has over 30 years of experience in both large and small pharmaceutical firms. Prior to founding Evoke, Mr. D’Onofrio was Vice President, Business Development for Victory Pharma, a specialty pharmaceutical company based in San Diego. Mr. D’Onofrio was previously Director and Head of West Coast Business Development at Vertex Pharmaceuticals, Incorporated, a biotechnology company, directing partnership efforts associated with the La Jolla research facility as well as other corporate assets. Mr. D’Onofrio also held various commercial roles of increasing responsibility over a decade at Eli Lilly & Company, including significant experience in worldwide corporate business development. Mr. D’Onofrio earned a B.S. in Chemistry from San Diego State University and an M.B.A. from the University of Southern California.

Marilyn R. Carlson, D.M.D., M.D., has served as our Chief Medical Officer since December 2013. Dr. Carlson has worked closely with Evoke as an outside consultant since the company was founded in 2007. Dr. Carlson has been the key clinical and regulatory expert for Evoke through the entire development of Gimoti® (metoclopramide) nasal spray, including all clinical trials conducted in support of the drug for patients with gastroparesis. She has also participated in all of Evoke's meetings with FDA. Prior to joining Evoke, in 2012 Dr. Carlson helped found Agility Clinical, Inc., a contract research organization focused on the support of virtual companies, start-up companies and companies with orphan drugs. From 2004 to 2012, Dr. Carlson served as Vice President, Medical and Regulatory Affairs at Synteract, Inc., a clinical research organization, where she was responsible for safety surveillance, medical monitoring and regulatory submissions, among other duties. In 2004, Dr. Carlson founded and served as President of entreMeDica, Inc., a consulting firm offering chief medical officer services to biotechnology and life sciences companies with marketed products and products in development in a variety of therapeutic areas. Dr. Carlson also served as Vice President, Medical/Regulatory and Chief Medical Officer at Prometheus Laboratories Inc. from 2000 to 2004 and as Vice President, Clinical and Medical Affairs and Chief Medical Officer at Advanced Corneal Systems (now ISTA Pharmaceuticals) in 2000. Before that, Dr. Carlson worked at XOMA (US) LLC as Vice President, Clinical and Medical Affairs from 1999 to 2000 and as Medical Director from 1997 to 1999. From 1991 to 1997, Dr. Carlson held positions in clinical research, medical affairs and technical brand management at Procter & Gamble (P&G) Healthcare and P&G Pharmaceuticals. Prior to joining P&G, Dr. Carlson held academic and clinical positions at Case Western Reserve University, Western Reserve Geriatric Education Center and the MetroHealth Medical Center in Cleveland, Ohio. She holds a B.A. from Hunter College of the City University of New York, a D.M.D. from the Harvard School of Dental Medicine and an M.D. from Case Western Reserve University School of Medicine, completed an internal medicine residency at The Cleveland Clinic Foundation and a certification in regulatory affairs.

Overview

This Executive Compensation section provides information about the material components of our executive compensation program for our “named executive officers,” consisting of the following persons:

•
David A. Gonyer, R.Ph., our Chief Executive Officer;
•
Matthew J. D’Onofrio, our President, Chief Operating Officer, Secretary and Treasurer; and
•
Marilyn R. Carlson, D.M.D., M.D., our Chief Medical Officer.

Summary Compensation Table

The following table shows information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total $

David A. Gonyer	2022	570,000	171,000	78,488	65,534	885,022
Chief Executive Officer	2021	550,000	127,050	888,723	60,192	1,625,965

Matthew J. D'Onofrio	2022	417,000	93,825	44,850	46,285	601,960
President, Chief	2021	407,000	76,923	642,450	40,525	1,166,898
Operating Officer, Secretary and Treasurer

Marilyn R. Carlson, D.M.D., M.D.	2022	402,000	90,450	44,850	25,688	562,988
Chief Medical Officer	2021	392,000	74,088	642,450	25,601	1,134,139

(1)
Amounts shown represent performance bonuses earned for 2022 and 2021, which were each paid in cash during the first quarter of 2023 and 2022, respectively.
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2022 and 2021 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 5 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March , 2023. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)
Amount shown represents the cost of company-paid health insurance premiums (in the case of Messrs. Gonyer and D’Onofrio) and reimbursement for health insurance benefits (in the case of Dr. Carlson) during 2022 and 2021.

Narrative Disclosure to Compensation Tables

Employment Agreements

Employment Agreements with Messrs. Gonyer and D'Onofrio

We have entered into employment agreements with each of Messrs. Gonyer and D’Onofrio. Pursuant to the employment agreements, each executive's base salary is subject to review each year at the sole discretion of the compensation committee. The executives are eligible to earn an annual cash performance bonus under the company’s bonus plan or plans applicable to senior executives. The annual cash performance bonus payable is based on the achievement of individual and/or company performance goals to be determined in good faith by the compensation committee.

Pursuant to each of the employment agreements, if we terminate such officer’s employment without cause (as defined below), such officer resigns for good reason (as defined below) or such officer’s employment is terminated as a result of his or her death or following his or her permanent disability, the executive officer or his or her estate, as applicable, is entitled to the following payments and benefits: (1) fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he or she is entitled; (2) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination; (3) a lump sum cash payment in an amount equal to his or her bonus (as defined below) for the year in which the termination of his employment occurs, prorated for the period of his service during such year, provided that the officer shall not be entitled to receive such amount in the event that his termination results from his discharge by us without cause prior to a change in control (as defined below); (4) a lump sum cash payment in an amount equal to the cost of the continuation of health benefits for a period of 12 months following date of termination; (5) a lump sum cash payment in an amount equal to the cost of his life insurance premiums for a period of 12 months following the date of termination; (6) solely in the event of the officer’s termination by us without cause or by the officer for good reason, a lump sum cash payment in an amount equal to $15,000 for outplacement service; and (7) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had such executive officer remained continuously employed by us during such period. In the event an officer’s termination without cause or resignation for good reason occurs within three months prior to the occurrence of a change in control or within 12 months following a change in control, all of his outstanding unvested stock awards will accelerate and become fully vested on the later of (1) the date of termination or (2) the date of such change in control.

Employment Agreement with Dr. Carlson

We have also entered into an employment agreement with Dr. Carlson. Pursuant to the employment agreement, Dr. Carlson agrees to devote 80% of her productive time and efforts to the performance of her duties as Chief Medical Officer. Pursuant to the employment agreement, Dr. Carlson’s base salary is subject to review each year at the sole discretion of the compensation committee. Dr. Carlson is also eligible to earn an annual cash performance bonus under the company’s bonus plan or plans applicable to senior executives. The annual cash performance bonus payable is based on the achievement of individual and/or Company performance goals to be determined in good faith by the compensation committee. The company also pays Dr. Carlson a taxable monthly payment equal to the monthly premium Dr. Carlson pays for healthcare coverage under Medicare, in an amount not to exceed $2,000 per month.

Pursuant to the employment agreement, if we terminate Dr. Carlson’s employment without cause (as defined below) or Dr. Carlson resigns for good reason (as defined below), Dr. Carlson is entitled to the following payments and benefits: (1) fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled; (2) a lump sum cash payment in an amount equal to her monthly base salary as in effect immediately prior to the date of termination for a period of nine months; (3) a lump sum cash payment in an amount equal to her bonus for the year in which the termination of her employment occurs, prorated for the period of her service during such year, provided that Dr. Carlson shall not be entitled to receive such amount in the event that her termination results from her discharge by the company without cause prior to a change in control (as defined below); and (4) a taxable monthly payment in an amount equal to her monthly healthcare coverage costs under Medicare as in effect immediately prior to the date of termination, in an amount not to exceed $2,000 per month, for a period of nine months.

In the event Dr. Carlson’s termination without cause or resignation for good reason occurs within three months prior to the occurrence of a change in control or within 12 months following a change in control, all of her outstanding unvested stock awards will accelerate and become fully vested on the later of (1) the date of termination or (2) the date of such change in control.

Dr. Carlson’s employment agreement also contains standard confidentiality, non-competition and non-solicitation covenants.

Defined Terms for Purposes of Employment Agreements

For purposes of the employment agreements with the named executive officers, “cause” generally means an executive officer’s (1) commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on us or any successor or affiliate of ours; (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony; (3) unauthorized use or disclosure of our confidential information or trade secrets or any successor or affiliate of ours that has a material adverse impact on any such entity; (4) gross negligence, insubordination or material violation of any duty of loyalty, or any other material misconduct on the part of the executive officer; (5) ongoing and repeated failure or refusal to perform or neglect of his or her duties as required by his or her employment agreement, which failure, refusal or neglect continues for 15 days following his or her receipt of written notice from our board of directors stating with specificity the nature of such failure, refusal or neglect; or (6) breach of any material provision of his or her employment agreement.

For purposes of the employment agreements with the named executive officers, “good reason” generally means (1) other than for Dr. Carlson, a change in the executive officer’s status, position or responsibilities that, in the executive officer’s reasonable judgment, represents a substantial and material reduction in the status, position or responsibilities as in effect immediately prior thereto; the assignment to the executive officer of any duties or responsibilities that, in the executive officer’s reasonable judgment, are materially inconsistent with such status, position or responsibilities; or any removal of the executive officer from or failure to reappoint or reelect the executive officer to any of such positions, except in connection with the termination of the executive officer’s employment for cause (as defined above), as a result of his or her permanent disability or death, or by the executive officer other than for good reason; (2) with respect to Dr. Carlson, a material diminution in her authority, duties or responsibilities; (3) a material reduction in the executive officer’s annual base salary, except in connection with a general reduction in the compensation of our or any successor’s or affiliate’s personnel with similar status and responsibilities; (4) our or any successor’s or affiliate’s requirement the executive officer (without the executive officer’s consent) be based at any place outside a 50-mile radius of his or her placement of employment as of the effective date of the employment agreement, except for reasonably required travel for our or any successor’s or affiliate’s business that is not materially greater than such travel requirements prior to the effective date of the employment agreement; (5) any material breach by us or any successor or affiliate of obligations to the executive officer under the employment agreement; (6) other than for Dr. Carlson, any purported termination of the executive officer’s employment or service relationship for cause (as defined above) by us or any successor or affiliate that is not in accordance with the definition of cause; or (7) other than for Dr. Carlson, a change in control (as defined below).

For purposes of the employment agreements with the named executive officers, “bonus” generally means an amount equal to the greater of (1) the executive officer’s target bonus for the fiscal year in which the date of termination occurs; or (2) the bonus awarded to the executive officer for the fiscal year prior to the date of termination (which bonus shall be annualized to the extent the executive officer was not employed for the entire fiscal year prior to the date of termination). If any portion of the bonus awarded to the executive officer consisted of securities or other property, the fair market value thereof shall be determined in good faith by our board of directors.

For purposes of the employment agreements with the named executive officers, a “change in control” generally means:

•
a transaction or series of related transactions whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total combined voting power of our securities outstanding immediately after such acquisition;
•
our consummation (whether we are directly or indirectly involved through one or more intermediaries) of (1) a merger, consolidation, reorganization, or business combination, (2) the sale or other disposition of all or substantially all of our assets or (3) the acquisition of assets or stock of another entity, in each case other than a transaction that results in our voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and after which no person or entity beneficially owns voting securities representing 50% or more of the combined voting power of the acquiring company that is not attributable to voting power held in the company prior to such transaction; or
•
the approval by our stockholders of a liquidation or dissolution of our company.

Executive Compensation Components

Independent Compensation Consultant and Comparable Company Compensation Information

During 2022, our compensation committee retained Anderson Pay Advisors LLC (“APA”) as its independent compensation consultant. APA assisted the compensation committee in confirming a peer group of companies to be used in the compensation setting process. After review and consultation with APA, the compensation committee determined that APA is independent and there was no conflict of interest resulting from retaining APA during fiscal year 2022. In reaching these conclusions, the compensation committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

For purposes of determining 2022 executive compensation, a peer group of 23 life sciences companies in similar phases of development as we are and with the following characteristics was selected based on the following parameters and not on the basis of executive compensation levels:

•
Market capitalization less than $500 million
•
Employee size less than 100 employees
•
Peer group companies were located nationally

The 2022 peer group consisted of the following companies:

AcelRx Pharmaceuticals, Inc.	Evofem Biosciences, Inc
Adamis Pharmaceuticals, Inc	MEI Pharma, Inc.
Adamis Pharmaceuticals Corporation	Neos Therapeutics, Inc
Agile Therapeutics, Inc.	Paratek Pharmaceuticals, Inc.
AMAG Pharmaceuticals, Inc	Progenics Pharmaceuticals
Aquestive Therapeutics, Inc.	Rigel Pharmaceuticals, Inc
Assertio Therapeutics, Inc.	Sesen Bio, Inc.
BioDelivery Sciences International	Trevena, Inc.
Collegium Pharmaceutical, Inc	Vanda Pharmaceuticals, Inc
DURECT Corporation	Verastem, Inc.
Dynavax Technologies Corporation	Verrica Pharmaceuticals Inc.
Eiger Biopharmaceuticals, Inc.

Although our compensation committee reviewed the foregoing comparable company data in connection with its determinations of the 2022 base salaries, target bonuses and equity awards for our named executive officers, our committee did not attempt to set those compensation levels or awards at a certain target percentile with respect to the comparable company data or otherwise rely entirely on that data to determine named executive officer compensation. Instead, as described above and consistent with past practice, the compensation committee members relied on their judgment and experience in setting those compensation levels and making those awards.

We expect that the compensation committee will continue to review comparable company data in connection with setting the compensation we offer our named executive officers to help ensure that our compensation programs are competitive and fair.

Base Salaries

In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are approved and reviewed annually by our compensation committee and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the board of directors and compensation committee believe that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.

The actual base salaries paid to all of our named executive officers for 2022 are set forth in the “Summary Compensation Table” above.

In January 2022, our compensation committee approved base salary increases for 2022 for Messrs. Gonyer and D’Onofrio and Dr. Carlson to $570,000, $417,000 and $402,000, respectively. These base salary increases represented adjustments of approximately 3.6%, 2.5%, and 2.5%, respectively.

In February 2023, our compensation committee approved base salary increases for 2023 for Messrs. Gonyer and D’Onofrio and Dr. Carlson to $595,000, $450,000, and $420,000, respectively. These base salary increases represented adjustments of approximately 4.4%, 7.9% and 4.5%, respectively.

The base salaries of our named executive officers continue to be below the median level of similarly-situated executives for our peer group of companies.

Annual Cash Performance Bonuses

Each named executive officer is also eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our compensation committee and board of directors.

Bonuses are set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target levels for 2022 executive bonuses were as follows: 55% for our Chief Executive Officer, 45% for our President and Chief Operating Officer, and 45% for our Chief Medical Officer. The executive bonuses are 100% based on the achievement of corporate objectives that are set each year by the board of directors and the compensation committee. All final bonus payments to our named executive officers are determined by our compensation committee. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the compensation committee.

For 2022, the corporate performance objectives for our named executive officers were related to commercial development and corporate financial objectives. These performance objectives and areas of emphasis were used as a guide by the compensation committee and board of directors in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year. Both qualitative and quantitative guidelines were established for purposes of evaluating performance relating to these corporate objectives during 2022. In coming to its final determination regarding the overall corporate achievement for 2022, our compensation committee noted our commercial and financial efforts, including (1) commercial milestone attainment; and (2) maintenance of adequate cash resources to continue operations and support commercialization activities. In addition, the compensation committee considered our cash management efforts which included managing cash and expenditures within budgeted levels. Based on its review of our overall performance relative to our corporate objectives, the compensation committee determined to award a corporate achievement level of 50% for our named executive officers.

The overall achievement level was then used to determine each named executive officer’s bonus. The bonuses paid to our named executive officers for 2022 are set forth in the “Summary Compensation Table” above.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants. Our compensation committee reviews competitive market data prepared by APA in connection with its grant of long-term equity incentive awards to the named executive officers, but such awards are not determined by reference to any specific target level of compensation or benchmarking.

Based upon these factors, the compensation committee determines the size of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value. We have not granted any equity awards other than stock options to date.

To reward and retain our named executive officers in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date, as determined by our board of directors from time to time. Stock option awards granted to our named executive officers generally vest on a monthly basis over a four-year period. From time to time, our compensation committee may, however, determine that a different vesting schedule is appropriate.

In February 2022, our named executive officers were granted stock options to purchase shares of our common stock. Specifically, Messrs. Gonyer and D’Onofrio and Dr. Carlson were granted options to purchase 14,583, 8,333, and 8,333 shares of our common stock, respectively. These options vest on a monthly basis over a four-year period commencing January 1, 2022.

In February 2023, our named executive officers were granted stock options to purchase shares of our common stock. Specifically, Messrs. Gonyer and D’Onofrio and Dr. Carlson were granted options to purchase 30,000, 25,000, and 15,000 shares of our common stock, respectively. The options for Mr. Gonyer and Dr. Carlson vest on a monthly basis over a four-year period commencing January 1, 2023, while the options for Mr. D'Onofrio vest on the four-year anniversary of the grant date, subject to the reporting person’s continued service to the issuer through each such vesting date.

We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstance. For additional discussion, please see “Employment Agreements” above and “Termination and Change in Control Benefits” below.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our named executive officers in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans. We reimburse Dr. Carlson for her health care premiums and pay for the health and welfare benefits for our other named executive officers and our other four employees. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

Employee Stock Purchase Plan

We maintain an employee stock purchase plan, or ESPP, that allows eligible employees to purchase our common stock at a discount, subject to applicable limits as set forth in the ESPP, through payroll deductions of up to 20% of their eligible compensation. All of our employees participate in the ESPP on the same terms and conditions.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

Termination and Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with certain qualifying terminations of employment and/or a change in control of our company. Each of our named executive officers’ employment agreements entitles them to severance in the event of their termination without cause or their resignation for good reason (and, for Mr. Gonyer and Mr. D'Onofrio, upon termination by reason of death or disability). In addition, each named executive officer is entitled to accelerated vesting of all outstanding equity awards upon his or her termination without cause or their resignation for good reason within three months prior to the occurrence of a change in control or within 12 months following a change in control of our company. In addition, the occurrence of a change in control constitutes “good reason” for Mr. Gonyer's and Mr. D'Onofrio's resignation under their employment agreements. For additional discussion, please see “Employment Agreements” above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth specified information concerning unexercised stock options and unvested stock awards for each of the named executive officers outstanding as of December 31, 2022:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)(2)(3)(4)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(2)(3)(4)	Option Exercise Price ($)	Option Expiration Date

David A. Gonyer, R.Ph.	6/17/2019	4,648	664	7.44	12/1/2023
	6/17/2019	3,864	553	7.44	3/5/2025
	6/17/2019	3,281	469	7.44	1/27/2026
	6/17/2019	12,304	1,758	7.44	1/25/2027
	6/17/2019	12,304	1,758	7.44	2/7/2028
	6/17/2019	12,304	1,758	7.44	2/5/2029
	2/28/2020	18,336	8,747	14.76	2/27/2030
	1/27/2021	16,570	18,013	32.16	1/26/2031
	2/2/2022	3,341	11,242	6.60	2/1/2032

Matthew J. D'Onofrio	6/17/2019	3,554	508	7.44	12/1/2023
	6/17/2019	3,864	553	7.44	3/5/2025
	6/17/2019	2,870	411	7.44	1/27/2026
	6/17/2019	8,203	1,172	7.44	1/25/2027
	6/17/2019	8,203	1,172	7.44	2/7/2028
	6/17/2019	8,203	1,172	7.44	2/5/2029
	2/28/2020	11,284	5,382	14.76	2/27/2030
	1/27/2021	11,978	13,022	32.16	1/26/2031
	2/2/2022	1,909	6,424	6.60	2/1/2032

Marilyn R. Carlson	6/17/2019	2,734	391	7.44	12/1/2023

D.M.D., M.D.	6/17/2019	4,101	586	7.44	3/5/2025
	6/17/2019	1,845	264	7.44	1/27/2026
	6/17/2019	5,468	782	7.44	1/25/2027
	6/17/2019	6,835	977	7.44	2/7/2028
	6/17/2019	6,835	977	7.44	2/5/2029
	2/28/2020	11,284	5,382	14.76	2/27/2030
	1/27/2021	11,978	13,022	32.16	1/26/2031
	2/2/2022	1,909	6,424	6.60	2/1/2032

(1)
All of the options have a ten-year term from the original grant date (prior to giving effect to the stock option exchange in June 2019, which did not result in an extension of the original ten-year term of the options). The options granted on June 17, 2019 represent options granted to the named executive officers pursuant to the stock option exchange completed on June 17, 2019. The options surrendered pursuant to the stock option exchange completed on June 17, 2019 were exchanged for a new unvested option covering a lesser number of shares determined in accordance with the “exchange ratio” with an exercise price of $7.44 per share. All of the existing stock options that were surrendered by the employees had exercise prices significantly above the recent trading prices of our common stock and the average market price of our common stock over the prior 12 months. The new options vest monthly over four years, commencing June 17, 2019. Employees received three new options for every four eligible options surrendered, with this exchange ratio applied on a grant-by-grant basis and the resulting number of options rounded down to the nearest whole share. The new stock options retained the same expiration date as the surrendered stock options to which they related. The other terms and conditions of the new options are governed by the terms and conditions of our 2013 Equity Incentive Award Plan and the stock option agreements entered into thereunder.
(2)
Of the options granted on February 28, 2020, 50% vest on a monthly basis over a four-year period commencing January 1, 2020, and 50% vest on a monthly basis over a four-year period commencing June 19, 2020, the date that FDA approved the Gimoti NDA.
(3)
The options granted on January 27, 2021 vest on a monthly basis over a four-year period measured from January 1, 2021, subject to the named executive officer’s continued employment or service through each such vesting date.

(4)
The options granted on February 2, 2022 vest on a monthly basis over a four-year period measured from January 1, 2022, subject to the named executive officer’s continued employment or service through each such vesting date.

Pay versus Performance Table

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2021 and 2022, and our financial performance for each such fiscal year:

		Compensation	Average Summary	Average Compensation	Value of Initial Fixed $100
	Summary Compensation	Actually Paid	Compensation Table Total	Actually Paid	Investment Based on
Fiscal Year	Table Total for PEO	to PEO (1)	for Non-PEO NEOs	to Non-PEO NEOs (1)	Total Shareholder Return	Net Income (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2022	$885,022	$713,748	$582,474	$473,399	$8.66	$
2021	$1,625,965	$(106,354)	$1,150,519	$(8,591)	$21.32	$(8,537,952)

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Years	PEO	Non-PEO NEOs

2021 and 2022	Dave Gonyer	Matthew D'Onofrio and Marilyn Carlson

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our CEO or our non-CEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See the Summary Compensation Table for certain other compensation of our CEO and our non-CEO NEOs for each applicable fiscal year.

Compensation actually paid to our NEOs represents the "Total" compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2021		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the "Stock Awards" and "Option Awards" Columns in the Summary Compensation Table for Applicable FY	$(888,723)	$(642,450)	$(78,488)	$(44,850)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, Determined as of Applicable FY End	$77,333	$55,907	$19,936	$11,419
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$(817,209)	$(516,439)	$(72,271)	$(48,503)
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$109,946	$79,480	$9,107	$5,208
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$(213,666)	$(135,607)	$(49,558)	$(32,349)
Total Adjustments	$(1,732,319)	$(1,159,109)	$(171,274)	$(109,075)

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock options and, in the case of in the money options, an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied times the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March ___, 2023, and prior fiscal years.

Relationship Between Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and (ii) our net loss, in each case, for the fiscal years ended December 31, 2021 and 2022. TSR amounts reported in the Pay Versus Performance table above and the graph below assume an initial fixed investment of $100 on December 31, 2020, and that all dividends, if any, were reinvested.

EVOK TSR vs. Compensation Actually Paid

EVOK TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment From 12/31/2019
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$21.32
$8.66
$0.44
($0.01)
12/31/2021
12/31/2022
PEO CAP ($M)
Average NEO CAP ($M)
EVOK TSR

Net Income vs. Compensation Actually Paid

Net Income vs. Compensation Actually Paid
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
($0.10)
Compensation Actually Paid ($M)
$0
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(5,000)
$(6,000)
$(7,000)
$(8,000)
$(9,000)
Net Income ($ thousands)
$(8,538)
($0.01)
$0.44
12/31/2021
12/31/2022
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($ thousands)

Equity Compensation Plan Information

The following table summarizes securities available under our equity compensation plans as of December 31, 2022:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	491,851	$19.11	183,545
Equity compensation plans not approved by security holders	-		-
Total	491,851		183,545

(1)
Column (c) includes 146,497 shares available for issuance under our 2013 Equity Incentive Award Plan and 37,048 shares available for issuance under our 2013 Employee Stock Purchase Plan. For the offering period in effect on December 31, 2022, no employee elected to purchase shares under our 2013 Employee Stock Purchase Plan during such offering period. The material features of our 2013 Equity Incentive Award Plan and the 2013 Employee Stock Purchase Plan are described in

Note 5 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March , 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. We also describe below certain other transactions with our directors, executive officers and stockholders. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Employment Agreements

We have entered into employment agreements with the following executive officers: David A. Gonyer, R.Ph., our Chief Executive Officer; Matthew J. D’Onofrio, our President, Chief Operating Officer, Secretary and Treasurer and Marilyn R. Carlson, D.M.D., M.D., our Chief Medical Officer. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Compensation Table―Employment Agreements” above.

Indemnification Agreements

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section “Executive Compensation and Other Information—Narrative Disclosure to Compensation Table—Equity Compensation” above.

Other Transactions with Related Parties

None.

Policies and Procedures for Related Person Transactions

Pursuant to our audit committee charter, our audit committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead our audit committee intends to review such transactions on a case-by-case basis.

STOCKHOLDER PROPOSALS

Proposals from stockholders intended to be presented at our annual meeting of stockholders to be held in 2024 must be received by us no later than , 2023, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 11, 2024, which is 60 days prior to the one year anniversary of the 2023 annual meeting. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement and director nominations, to be brought before an annual meeting of stockholders. In general, notice of the proposal or nomination must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one-year anniversary of the date of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2024 annual meeting of stockholders, such a proposal must be received by us no earlier than January 11, 2024 and no later than February 10, 2024. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not less than 90 calendar days before nor more than 120 calendar days in advance of such annual meeting, or if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2024 annual meeting may exercise discretionary voting power regarding any such proposal or nomination. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

ANNUAL REPORT

Our annual report for the fiscal year ended December 31, 2022 will be mailed to stockholders of record on or about , 2023. Our annual report does not constitute, and should not be considered, a part of this proxy solicitation material.

Any person who was a beneficial owner of our common stock on the record date may request a copy of our annual report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to Evoke Pharma, Inc., 420 Stevens Avenue, Suite 370, Solana Beach, California, Attention: Corporate Secretary.

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to Evoke Pharma, Inc., 420 Stevens Avenue, Suite 370, Solana Beach, California 92075, Attention: Corporate Secretary, or by calling (858) 345-1494. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other intermediary or sending a written request to Evoke Pharma, Inc. at the address above or by calling (858) 345-1494.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

David A. Gonyer, R.Ph. Chief Executive Officer and Director

Solana Beach, CA
March , 2023

Appendix A

EVOKE PHARMA, INC.
2013 EQUITY INCENTIVE AWARD PLAN

(As Amended and Restated Effective May 10, 2023)

ARTICLE 1.

PURPOSE

The purpose of the Evoke Pharma, Inc. 2013 Equity Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Evoke Pharma, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Plan provides a mechanism through which the Company may grant equity and equity-based awards as well as cash bonus and other cash awards to Eligible Individuals. This Plan constitutes an amendment and restatement of the Evoke Pharma, Inc. 2013 Equity Incentive Award Plan adopted by the Board on February 7, 2018, and by the stockholders on April 26, 2018 (the “Prior Plan”).

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.

2.1
“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan that have been delegated to one or more persons pursuant to Section 12.6, or that the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2
“Affiliate” shall mean (a) any Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.
2.3
“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.4
“Applicable Law” shall mean any applicable law, including without limitation; (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.5
“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, that may be awarded or granted under the Plan (collectively, “Awards”).

2.6
“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.7
“Board” shall mean the Board of Directors of the Company.
2.8
“Cause” shall mean the occurrence of any of, but not limited to, the following: (a) conviction of a Holder of any felony or any crime involving fraud or dishonesty; (b) a Holder’s participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Affiliate; (c) conduct by a Holder that, based upon a good faith and reasonable factual investigation by the Company (or, if a Holder is an executive officer, by the Board), demonstrates such Holder’s unfitness to serve; (d) a Holder’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Affiliate; (e) a Holder’s violation of state or federal law in connection with the Holder’s performance of his or her job that has an adverse effect on the Company and/or any Affiliate; and (f) a Holder’s violation of Company policy that has a material adverse effect on the Company and/or any Affiliate. Notwithstanding the foregoing, a Holder’s Disability shall not constitute Cause as set forth herein. The determination that a termination is for Cause shall be by the Administrator in its sole and exclusive judgment and discretion. Notwithstanding the foregoing, if a Holder is a party to an employment or severance agreement with the Company or any Affiliate in effect as of the date of grant of an Award that defines “Misconduct” or “Cause” or a similar term, “Cause” for purposes of the Plan and such Award shall have the meaning given to such term in such employment or severance agreement.
2.9
“Change in Control” shall mean and includes each of the following:
(a)
A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or 2.9(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)
that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the

Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d)
The Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
2.11
“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.
2.12
“Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.
2.13
“Company” shall have the meaning set forth in Article 1.
2.14
“Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.15
“Director” shall mean a member of the Board, as constituted from time to time.
2.16
“Disability” shall mean that the Holder is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under a long-term disability income plan, if any, covering employees of the Company. For purposes of the Plan, a Holder shall be deemed to have incurred a Disability if the Holder is determined to be totally disabled by the Social Security Administration or in accordance with the applicable disability insurance program of the Company; provided that the definition of “disability” applied under such disability insurance program complies with the requirements of this definition.
2.17
“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.18
“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.19
“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.
2.20
“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.21
“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.
2.22
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.23
“Expiration Date” shall have the meaning given to such term in Section 13.1.
2.24
“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows (unless an alternative definition is approved by the Administrator and set forth in the applicable Award Agreement, in which case such definition shall apply to such Award):
(a)
If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the Nasdaq Global Market and the Nasdaq Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)
If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)
If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.25
“Good Reason” shall mean (a) a change in the Holder’s position with the Company (or its Affiliate employing the Holder) that materially reduces the Holder’s duties and responsibilities or the level of management to which he or she reports, (b) a reduction in the Holder’s level of compensation (including base salary, fringe benefits and target bonuses under any corporate performance-based incentive programs) by more than 15% or (c) a relocation of the Holder’s place of employment by more than 50 miles, provided that such change, reduction or relocation is effected by the Company (or its Affiliate employing the Holder) without the Holder’s consent.
2.26
“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.27
“Holder” shall mean a person who has been granted an Award.
2.28
“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.29
“Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.30
“Non-Employee Director Compensation Policy” shall have the meaning set forth in Section 3.3(b).
2.31
“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.32
“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.33
“Option Term” shall have the meaning set forth in Section 6.3.
2.34
“Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.
2.35
“Performance-Based Compensation” shall mean any compensation granted under the Plan prior to November 2, 2017 that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal.
2.36
“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:
(a)
The Performance Criteria that shall be used to establish Performance Goals shall be determined by the Administrator. Such criteria may include, but are not limited to, one or more of the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) operating or other costs and expenses; (xiv) improvements in expense levels; (xv) working capital; (xvi) earnings per share; (xvii) adjusted earnings per share; (xviii) price per share of Common Stock; (xix) regulatory body approval for commercialization of a product; (xx) implementation or completion of critical projects; (xxi) market share; (xxii) economic value; (xxiii) comparisons with various stock market indices; (xxiv) capital raised in financing transactions or other financing milestones; (xxv) stockholders’ equity; (xxvi) market recognition (including but not limited to awards and analyst ratings); (xxvii) financial ratios; and (xxviii) implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; in each case as determined in accordance with Applicable Accounting Standards, if applicable, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
(b)
The Administrator, in its sole discretion, may provide that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense that are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions.
2.37
“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period. Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual.

2.38
“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.
2.39
“Performance Stock Unit” shall mean a Performance Award awarded under Section 9.1 that is denominated in units of value including dollar value of Shares.
2.40
“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to Form S-8 under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.41
“Plan” shall have the meaning set forth in Article 1.
2.42
“Prior Plan” shall have the meaning set forth in Article 1.
2.43
“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.44
“Restatement Effective Date” shall have the meaning set forth in Section 13.1(c).
2.45
“Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.46
“Restricted Stock Units” shall mean the right to receive Shares or cash awarded under Article 8.
2.47
“Securities Act” shall mean the Securities Act of 1933, as amended.
2.48
“Shares” shall mean shares of Common Stock.
2.49
“Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.
2.50
“Stock Appreciation Right Term” shall have the meaning set forth in Section 10.4.
2.51
“Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.
2.52
“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.53
“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.54
“Termination of Service” shall mean:
(a)
As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or any Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b)
As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.
(c)
As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN
3.1
Number of Shares.
(a)
Subject to Sections 3.1(b) and 13.2, the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 1,194,717 and (ii) an annual increase on the first day of each year beginning with January 1, 2024 and ending with January 1, 2033, equal to the least of (A) 6% percent of the Shares outstanding on the last day of the immediately preceding calendar year, and (B) such smaller number of Shares as determined by the Board. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued pursuant to Incentive Stock Options under the Plan shall not exceed an aggregate of 50,000,000 Shares, subject to adjustment pursuant to Section 13.2.
(b)
To the extent all or a portion of an Award is forfeited, expires or lapses for any reason, or is settled for cash without the delivery of Shares to the Holder, any Shares subject to such Award or portion thereof, to the extent of such forfeiture, termination, expiration, lapse or cash settlement, shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. Any Shares tendered by a Holder or withheld by the Company or any Affiliate to satisfy the grant or exercise price or tax withholding obligation in connection with all or a portion of an Award shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. Any Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof shall again be available for the grant of an Award pursuant to the Plan. Any Shares repurchased by or surrendered to the Company pursuant to Section 7.4 so that such Shares are returned to the Company shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be or, as applicable, may become eligible to be, optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)
To the extent permitted by Applicable Law, Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
3.2
Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
3.3
Limitation on Awards. Notwithstanding any provision to the contrary in the Plan, and subject to Section 13.2, the Board may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan (the “Non-Employee Director Compensation Policy”). The Board will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $400,000. The Board may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.
ARTICLE 4.

GRANTING OF AWARDs
4.1
Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 3.3 regarding the grant of Awards pursuant to any Non-Employee Director Compensation Policy adopted by the Board, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
4.2
Award Agreement. Unless otherwise determined by the Administrator, each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b‑3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4
At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the

Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.
4.5
Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.6
Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
ARTICLE 5.

Provisions Applicable to Awards Intended to Qualify as Performance-Based Compensation

Notwithstanding any other provision of the Plan or any Award, with respect to any Award which is intended to continue to qualify as Performance-Based Compensation (as described in Section 162(m)(4)(C) of the Code prior to its repeal) (or which was not subject to the deduction limitation of Section 162(m) of the Code) pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017, to the extent any of the provisions of the Plan or any Award (or any amendments hereto pursuant to this amendment and restatement of the Plan) would cause such Awards to fail to so qualify or be so exempt, any such provisions shall not apply to such Awards to the extent necessary to ensure the such Awards continue to so qualify or be so exempt. In addition, any Award which is intended to continue to qualify as Performance-Based Compensation (as described in Section 162(m)(4)(C) of the Code prior to its repeal) (or to otherwise not be subject to the deduction limitation of Section 162(m) of the Code) pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017 shall be subject to any additional limitations as the Administrator determines necessary for such Award to continue to so qualify or be so exempt. To the extent permitted by Applicable Law, and the Plan and any such Awards shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

OPTIONS
6.1
Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
6.2
Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
6.3
Option Vesting.
(a)
The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that unless otherwise approved by the Administrator and set forth in an Award Agreement, no Option shall vest prior to the date that is six months from the date of grant. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.
(b)
No portion of an Option that is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program, the Award Agreement evidencing the grant of an Option, or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unvested and unexercisable at a Holder’s Termination of Service shall automatically expire 30 days following such Termination of Service.
6.4
Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)
A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
(b)
Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)
In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and
(d)
Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.
6.5
Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.
6.6
Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten years from the date the Option is granted, or five years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 6.6, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 13.1, any other term or condition of such Option relating to such a Termination of Service.

6.7
Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent or subsidiary corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.
6.8
Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option that occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.
6.9
Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
6.10
Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining Option Term as the substituted Option.
ARTICLE 7.

RESTRICTED STOCK
7.1
Award of Restricted Stock.
(a)
The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b)
The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
7.2
Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to vote and the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3.
7.3
Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide; provided, however, that unless otherwise approved by the Administrator and set forth in the applicable Program or an Award Agreement, no Award of Restricted Stock shall vest or be released from such restrictions and vesting requirements prior to the date that is six months from the date of grant. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Unless determined otherwise by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.
7.4
Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.
7.5
Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its sole discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.
7.6
Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8.

restricted stock units
8.1
Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.
8.2
Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

8.3
Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.4
Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator; provided, however, that unless otherwise approved by the Administrator and set forth in the applicable Program or an Award Agreement, no Award of Restricted Stock Units shall vest or be released from such restrictions and vesting requirements prior to the date that is six months from the date of grant.
8.5
Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator and set forth in any applicable Award Agreement, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 11.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.
8.6
No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.
ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

9.1
Performance Awards.
(a)
The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and Awards of cash bonuses or other cash awards determined in the Administrator’s discretion from time to time, to any Eligible Individual. The value of Performance Awards, including Performance Stock Units and any cash awards, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.
(b)
Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, that are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.
9.2
Dividend Equivalents.
(a)
Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.
(b)
Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
9.3
Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment that is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder.
9.4
Term. The term of a Performance Award, Dividend Equivalent award and/or Stock Payment award shall be established by the Administrator in its sole discretion.
9.5
Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
ARTICLE 10.

STOCK APPRECIATION RIGHTS

10.1
Grant of Stock Appreciation Rights.
(a)
The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
(b)
A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c)
Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
10.2
Stock Appreciation Right Vesting.

(a)
The period during which the right to exercise, in whole or in part, a Stock Appreciation Right shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted; provided, however, that unless otherwise approved by the Administrator and set forth in an Award Agreement, no Stock Appreciation Right shall vest prior to the date that is six months from the date of grant. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator, such as Performance Criteria. Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.
(b)
No portion of a Stock Appreciation Right that is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the applicable Program, the Award Agreement evidencing the grant of a Stock Appreciation Right, or by action of the Administrator following the grant of the Stock Appreciation Right.
10.3
Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)
A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;
(b)
Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)
In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d)
Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2.
10.4
Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 10.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 13.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.
10.5
Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADditional terms of awards

11.1
Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
11.2
Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator shall determine the methods by which payments by any Holder with respect to the tax withholding obligations with respect to any Awards granted under the Plan shall be made, which methods may include any of the methods permitted under Section 11.1 above. Without limiting the foregoing, the Administrator, in its sole discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
11.3
Transferability of Awards.
(a)
Except as otherwise provided in Section 11.3(b) and 11.3(c):
(i)
No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii)
No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and
(iii)
During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.
(b)
Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law; and (iv) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.
(c)
Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder's beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.
11.4
Conditions to Issuance of Shares.
(a)
Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b)
All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares.
(c)
The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)
No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)
Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5
Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:
(a)
(i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or that is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for Cause; and
(b)
All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
ARTICLE 12.

ADMINISTRATION

12.1
Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6. Should any Awards made under the Plan prior to November 2, 2017, be intended to qualify as Performance-Based Compensation within the meaning of Section 162(m)(4)(C) of the Code prior to its repeal, then all such determinations regarding such Awards will be made solely by a Committee comprised solely of two of more “outside directors” within the meaning of Section 162(m) of the Code.
12.2
Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 11.5, Section 13.2 or Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters that under Rule 16b‑3 under the Exchange Act or any successor rule, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3
Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
12.4
Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:
(a)
Designate Eligible Individuals to receive Awards;
(b)
Determine the type or types of Awards to be granted to each Eligible Individual;
(c)
Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)
Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)
Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)
Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g)
Decide all other matters that must be determined in connection with an Award;
(h)
Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i)
Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j)
Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and
(k)
Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Article 5 and Section 13.2(g).
12.5
Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.
12.6
Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, amend awards held by, or take administrative actions with respect to Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant, amend or administer Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.
ARTICLE 13.

MISCELLANEOUS PROVISIONS
13.1
Amendment, Suspension or Termination of the Plan.
(a)
Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, increase the limits imposed in Section 3.1 on the maximum number of Shares that may be issued under the Plan or the maximum number of Shares that may be issued pursuant to Incentive Stock Options under the Plan. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b)
The Board or the Committee may, without stockholder approval, (i) amend any Award to reduce the per-share exercise price of such an Award below the per-share exercise price as of the date the Award is granted and (ii) grant an Award in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per-share exercise price.
(c)
This amended and restated Plan shall be effective on the date it is approved by the Company’s stockholders (the “Restatement Effective Date”). The Plan will expire on, and no Award may be granted pursuant to the Plan, on or after the tenth anniversary of the date this amended and restated Plan was approved by the Board (the “Expiration Date”). No Awards may be granted or awarded during any period of suspension or after termination of the Plan. Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
13.2
Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan, and the maximum number and kind of Shares that may be issued pursuant to Incentive Stock Options under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Compensation Policy adopted by the Board pursuant to Section 3.3; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m)(4)(c) of the Code prior to its repeal.
(b)
In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, including, without limitation, a Change in Control, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i)
To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;
(ii)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)
To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards that may be granted in the future;
(iv)
To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and
(v)
To provide that the Award cannot vest, be exercised or become payable after such event.
(c)
In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):
(i)
The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or
(ii)
The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan, and adjustments of the maximum number and kind of Shares that may be issued pursuant to Incentive Stock Options under the Plan). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.
(d)
In the event of a Change in Control, each outstanding Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award upon the Change in Control, such Award shall become fully vested and, if applicable, exercisable and all forfeiture restrictions on such Award shall lapse as of immediately prior to the consummation of such Change in Control. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.
(e)
For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
(f)
The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(g)
With respect to Awards that are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.
(h)
The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(i)
Unless otherwise provided by the Administrator, no action shall be taken under this Section 13.2 that shall cause an Award to fail to be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.
(j)
In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty days prior to the consummation of any such transaction.
13.3
Approval of Plan by Stockholders. This amended and restated Plan shall be submitted for the approval of the Company’s stockholders within twelve months of the Board’s approval of this amended and restated Plan. If this amended and restated Plan is not approved by the Company’s stockholders prior to the end of said 12-month period, it will not become effective and the Prior Plan will continue in full force and effect in accordance with its terms.
13.4
No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5
Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
13.6
Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
13.7
Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
13.8
Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
13.9
Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
13.10
Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.
13.11
No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.
13.12
Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13
Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
13.14
Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
13.15
Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

Appendix B

EVOKE PHARMA, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Effective May 10, 2023)

Article 1.

PURPOSE

The purposes of this Evoke Pharma, Inc. 2013 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) are to assist Eligible Employees of Evoke Pharma, Inc., a Delaware corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

Article 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.

2.1
“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Article 11.
2.2
“Applicable Law” shall mean any applicable law, including without limitation; (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.3
“Board” shall mean the Board of Directors of the Company.
2.4
“Change in Control” shall mean and include each of the following:
(a)
A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)
that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d)
The Company’s stockholders approve a liquidation or dissolution of the Company.

The Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
2.6
“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.
2.7
“Common Stock” shall mean the common stock of the Company and such other securities of the Company that may be substituted for Common Stock pursuant to Article 8.
2.8
“Company” shall mean Evoke Pharma, Inc., a Delaware corporation.
2.9
“Compensation” of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.
2.10
“Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 11.3(b).
2.11
“Eligible Employee” shall mean an Employee of the Company or any Designated Subsidiary: (a) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (b) whose customary employment is for more than twenty hours per week; and (c) whose customary employment is for more than five months in any calendar year. For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee; provided, however, that the Administrator may provide in an Offering Document that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in an Offering Period if: (i) such Employee is a highly compensated employee within the meaning of

Section 423(b)(4)(D) of the Code; and/or (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), and/or (iii) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of an option to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (i), (ii) or (iii) shall be applied in an identical manner under each Offering Period to all employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e). For purposes of clause (a) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.
2.12
“Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.
2.13
“Enrollment Date” shall mean the first Trading Day of each Offering Period.
2.14
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.15
“Fair Market Value” means, as of any given date, the fair market value of a Share on the date determined as follows (unless an alternative definition is approved by the Administrator and set forth in the applicable Award Agreement, in which case such definition shall apply to such Award):
(a)
If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Common Stock is listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)
If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)
If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith, as of any given date, the fair market value of a Share on the date determined by such methods or procedures as may be established from time to time by the Administrator.
2.16
“Offering Document” shall have the meaning given to such term in Section 4.1.
2.17
“Offering Period” shall mean each Offering Period designated by the Administrator in the applicable Offering Document pursuant to Section 4.1.

2.18
“Parent” shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.19
“Participant” shall mean any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.
2.20
“Plan” shall mean this amended and restated Evoke Pharma, Inc. 2013 Employee Stock Purchase Plan, as it may be amended from time to time. This Plan constitutes an amendment and restatement of the Evoke Pharma, Inc. 2013 Employee Stock Purchase Plan (the “Prior Plan”), which was approved by the Board on January 25, 2017, and by the Company’s stockholders on May 3, 2017.
2.21
“Prior Plan” shall have the meaning set forth in Section 2.20.
2.22
“Purchase Date” shall mean the last Trading Day of each Offering Period.
2.23
“Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article 8; provided, further, that the Purchase Price shall not be less than the par value of a Share.
2.24
“Restatement Effective Date” shall have the meaning set forth in Article 10.
2.25
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
2.26
“Share” shall mean a share of Common Stock.
2.27
“Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.
2.28
“Trading Day” shall mean a day on which national stock exchanges are open for trading.
Article 3.

SHARES SUBJECT TO THE PLAN
3.1
Number of Shares. Subject to Article 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 170,833 shares. In addition to the foregoing, subject to Article 8, on the first day of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2033, the number of Shares that shall be made available for sale under the Plan shall be increased by that number of Shares equal to the least of (a) 1% of the Company’s outstanding Shares on the last day of the immediately preceding calendar year, or (b) a lesser amount determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to rights granted under the Plan shall not exceed an aggregate of 10,000,000 shares, subject to Article 8.

3.2
Stock Distributed. Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.
Article 4.

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES
4.1
Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator commencing on such dates (each, an “Enrollment Date”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offering Periods under the Plan need not be identical.
4.2
Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):
(a)
the length of the Offering Period, which period shall not exceed twenty-seven months;
(b)
the maximum number of shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 100,000 shares;
(c)
such other provisions as the Administrator determines are appropriate, subject to the Plan.
Article 5.

ELIGIBILITY AND PARTICIPATION
5.1
Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 5 and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder.
5.2
Enrollment in Plan.
(a)
Except as otherwise set forth in Section 5.8 or in an Offering Document, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Administrator provides.
(b)
Each such agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation that is not less than 1% and not more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 20% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c)
A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections during each Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period following five business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article 7.
(d)
Except as otherwise set forth in an Offering Document, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.
5.3
Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which his or her authorization is applicable, unless sooner terminated by the Participant as provided in Article 8.
5.4
Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article 7 or otherwise becomes ineligible to participate in the Plan.
5.5
Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
5.6
Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
5.7
Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.
5.8
Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

Article 6.

GRANT AND EXERCISE OF RIGHTS
6.1
Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2(b), subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of shares of the Company’s Common Stock as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.
6.2
Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.
6.3
Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article 6 on such Purchase Date, and shall either (a) continue all Offering Periods then in effect, or (b) terminate any or all Offering Periods then in effect pursuant to Article 9. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
6.4
Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.
6.5
Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a)
The admission of such shares to listing on all stock exchanges, if any, on which the Common Stock is then listed; and
(b)
The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c)
The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and
(d)
The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and
(e)
The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
Article 7.

WITHDRAWAL; TERMINATION OF EMPLOYMENT OR ELIGIBILITY
7.1
Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator no later than one week prior to the end of the Offering Period. All of the Participant’s payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new subscription agreement.
7.2
Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.3
Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article 7 and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.
Article 8.

ADJUSTMENTS UPON CHANGES IN STOCK
8.1
Changes in Capitalization. Subject to Section 8.3, in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Common Stock or the share price of the Common Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.
8.2
Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in Applicable Law, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

(a)
To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(b)
To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and
(c)
To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d)
To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) terminated; and
(e)
To provide that all outstanding rights shall terminate without being exercised.
8.3
No Adjustment Under Certain Circumstances. No adjustment or action described in this Article 8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
8.4
No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or exercise price of any Award.
Article 9.

AMENDMENT, MODIFICATION AND TERMINATION
9.1
Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article 8); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.
9.2
Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

9.3
Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a)
altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(b)
shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and
(c)
allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

9.4
Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon.
Article 10.

TERM OF PLAN

This amended and restated Plan shall be effective on the date it is approved by the Company’s stockholders (the “Restatement Effective Date”). The amended and restated Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve months following the date of the Board’s initial adoption of this amended and restated Plan. In the event this amended and restated Plan shall not have been approved by the stockholders of the Company prior to the end of said 12-month period, it will not become effective and the Prior Plan will continue in full force and effect in accordance with its terms. No shares of Common Stock may be issued under this amended and restated Plan prior to such stockholder approval. The Plan shall be in effect until terminated under Article 9. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

Article 11.

ADMINISTRATION
11.1
Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with Applicable Law. The Board may abolish the Committee at any time and vest in the Board the administration of the Plan.
11.2
Action by the Administrator. A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.3
Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)
To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).
(b)
To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.
(c)
To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(d)
To amend the Plan as provided in Article 9.
(e)
Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
11.4
Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
Article 12.

MISCELLANEOUS
12.1
Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2
Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.
12.3
Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a Participant under the Plan.
12.4
Designation of Beneficiary.
(a)
A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b)
Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
12.5
Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.6
Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees of the Company or any Designated Subsidiary will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
12.7
Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.8
Reports. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
12.9
No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
12.10
Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one year after the Purchase Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
12.11
Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.12
Electronic Forms. To the extent permitted by applicable state law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

Appendix C

Amendment to Amended and Restated Certificate of Incorporation to Update the Exculpation Provision to Include Certain Officers of the Company as Permitted by a Recent Amendment to Delaware Law

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EVOKE PHARMA PHARMACEUTICALS, INC.

Evoke Pharma, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Evoke Pharma, Inc. The original Certificate of Incorporation of Evoke Pharma, Inc. was filed with the Secretary of State of Delaware on January 29, 2007.

2. That the Board of Directors of said Corporation duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”), declaring said amendment to be advisable and directing its officers to submit said amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

THEREFORE, BE IT RESOLVED, that Section (1) of Article EIGHTH of the Certificate is hereby amended to read in its entirety as follows:

EIGHTH: (1) To the maximum extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

3. That thereafter, pursuant to a resolution of the Board of Directors, the stockholders gave their approval of said amendment at a meeting of stockholders in accordance with the provisions of Section 211 of the DGCL.

4. This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that such amendment be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on May 10, 2023, at which meeting the necessary number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment.

5. This Certificate of Amendment shall become effective upon filing with the Secretary of Statement of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment of Restated Certificate of Incorporation has been executed as of this day of , 2023.

Evoke Pharma, Inc. A Delaware corporation

By:
Name:

Title:

Evoke Pharma, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 10, 2023 For Stockholders of record as of March 13, 2023 When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Evoke Pharma, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, May 10, 2023 8:30 AM, Pacific Time Annual meeting to be held live via the Internet Please visit www.proxydocs.com/EVOK for more details. You must register to attend and/or vote at the meeting online at www.proxydocs.com/EVOK SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/EVOK TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. Proxy materials available to view or receive: NOTICE AND PROXY STATEMENT ANNUAL REPORT For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/EVOK Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 28, 2023. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/EVOK To vote your proxy on this site, before or during the meeting you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Evoke Pharma, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two directors for a three-year term to expire at the 2026 annual meeting of stockholders; 1.01 Kenneth J. Widder, M.D. 1.02 David A. Gonyer, R.Ph. 2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 4. To consider and vote upon the approval of the amendment and restatement of our 2013 Equity Incentive Award Plan; 5. To consider and vote upon the approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan; 6. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000; 7. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law; and 8. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Evoke Pharma, Inc. Annual Meeting of Stockholders For Stockholders of record as of March 13, 2023 TIME: Wednesday, May 10, 2023 8:30 AM, Pacific Time PLACE: Annual meeting to be held live via the Internet Please visit www.proxydocs.com/EVOK for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints David A. Gonyer R.Ph. and Matthew J. D’Onofrio (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Evoke Pharma, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 5:00 PM EST on May 8, 2023, or if no choice is specified, will be voted by an independent fiduciary. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/EVOK • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-855-686-4811 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend and/or vote at the meeting online at www.proxydocs.com/EVOK

Evoke Pharma, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two directors for a three-year term to expire at the 2026 annual meeting of stockholders; FOR WITHHOLD 1.01 Kenneth J. Widder, M.D. #P2# #P2# FOR 1.02 David A. Gonyer, R.Ph. #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; #P4# #P4# #P4# FOR 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; #P5# #P5# #P5# FOR 4. To consider and vote upon the approval of the amendment and restatement of our 2013 Equity Incentive Award Plan; #P6# #P6# #P6# FOR 5. To consider and vote upon the approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan; #P7# #P7# #P7# FOR 6. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000; #P8# #P8# #P8# FOR 7. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law; and #P9# #P9# #P9# FOR 8. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. You must register to attend and/or vote at the meeting online at www.proxydocs.com/EVOK Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X